  As filed with the Securities and Exchange Commission on April 28, 2000.


                                                      Registration No. 333-33351


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3


                      TO REGISTRATION STATEMENT ON FORM S-6

     FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                     (Formerly FNAL Variable Life Account I)
                              (Exact name of trust)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
             (formerly First North American Life Assurance Company)
                               (Name of depositor)


                              100 Summit Lake Drive
                                  Second Floor
                            Valhalla, New York 10595
              (Address of depositor's principal executive offices)



James Gallagher, President                                 Copy to:
The Manufacturers Life Insurance Company of New York       J. Sumner Jones
100 Summit Lake Drive                                      Jones & Blouch L.L.P.
Second Floor                                               1025 Thomas Jefferson St., NW
Valhalla, New York  10595                                  Suite 401 East
(Name and Address of Agent for Service)                    Washington, DC  20007-0805


                             -----------------------

It is proposed that this filing will become effective:

   ___ immediately upon filing pursuant to paragraph (b), or


   _X_ on May 1, 2000 pursuant to paragraph (b), or


   ___ 60 days after filing pursuant to paragraph (a)(1), or

   ___ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
   ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM
N-8B-2
ITEM NO.   CAPTION IN PROSPECTUS


1 Cover Page; General Information About Manulife New York, the Separate Account and the Trust



2 Cover Page; General Information About Manulife New York, the Separate Account and the Trust


3          *


4          Miscellaneous Matters (Distribution of the Policies)



5 General Information About Manulife New York, the Separate Account and the Trust



6 General Information About Manulife New York, the Separate Account and the Trust


7          *

8          *

9          Miscellaneous Matters (Pending Litigation)

10         Detailed Information About The Policies


11 General Information About Manulife New York, the Separate Account and the Trust



12 General Information About Manulife New York, the Separate Account and the Trust


13         Detailed Information About The Policies (Charges and Deductions)


14 Detailed Information About the Policies (Premium Provisions -- Policy Issue and Initial Premium); Miscellaneous Matters (Responsibilities Assumed By Manulife New York and MSS)


15 Detailed Information About The Policies (Premium Provisions -- Policy Issue and Initial Premium)

16         **

17 Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders); Other Provisions -- Payment of Proceeds)


18 General Information About Manulife New York, the Separate Account and the Trust


19 Detailed Information About The Policies (Other Provisions - Reports To Policyowners); Miscellaneous Matters (Responsibilities Assumed By Manulife New York and MSS)

20         *

21         Detailed Information About The Policies

22         *

23         **

24         Detailed Information About the Policies (Other General Policy
           Provisions)


25 General Information About Manulife New York, the Separate Account and the Trust


26         *

27         **


28         Miscellaneous Matters (Directors And Officers Of Manulife New York)



29 General Information About Manulife New York, the Separate Account and the Trust


30         *

31         *

32         *

33         *

34         *

35         **

36         *

37         *


38 Miscellaneous Matters (Distribution of the Policies; Responsibilities Assumed By Manulife New York and MSS)



39         Miscellaneous Matters (Distribution of the Policies)

40         *


41         Miscellaneous Matters (Distribution of the Policies)



42         Miscellaneous Matters (Distribution of the Policies)


43         *

44         Detailed Information About The Policies (Policy Values - Policy
           Value)

45         *

46 Detailed Information About The Policies (Policy Values - Partial Withdrawals and Surrenders; Other Provisions -- Payment of Proceeds)


47 General Information About Manulife New York, the Separate Account and the Trust


48         *

49         *


50 General Information About Manulife New York, the Separate Account and the Trust


51         Detailed Information About The Policies

52 Detailed Information About The Policies (Miscellaneous Matters -- Portfolio Share Substitution)


53 General Information About Manulife New York, the Separate Account and the Trust; Miscellaneous Matters (Tax Status of the Policy)


54         *

55         *

56         *

57         *

58         *


59         Audited Financial Statements


--------------
* Omitted since answer is negative or item is not applicable.
** Omitted.

                                     PART I

                                   PROSPECTUS

PROSPECTUS


THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B
VENTURE VUL


A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of New York ("Manulife New York," "we" or "us"), and made available for sale exclusively in New York. The Policies are designed to provide lifetime insurance protection together with flexibility as to:

         -        the timing and amount of premium payments;
         -        the investments underlying the Policy Value; and
         -        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of our Separate Account B (the "Separate Account").

We use the assets of each sub-account to purchase shares of a particular investment portfolio (the "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying Trust prospectus and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. The Portfolios available to you are set forth commencing under the sub-heading "Eligible Portfolios." We may add other sub-accounts and Portfolios in the future.

You should ask one of our sales representatives if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.


Please read this prospectus carefully and keep it for future reference. It contains information about the separate account and the policy that you should know before investing.


The Securities and Exchange Commission (the "SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file with the SEC.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



          HOME OFFICE:                         SERVICE OFFICE MAILING ADDRESS:
The Manufacturers Life Insurance              The Manufacturers Life Insurance
       Company of New York                           Company of New York
      100 Summit Lake Drive                 P.O. Box 633, Niagara Square Station
          Second Floor                          Buffalo, New York 14201-0633
    Valhalla, New York 10595                      TELEPHONE: 1-888-267-7784



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

                               PROSPECTUS CONTENTS


                                                                                          PAGE
                                                                                          ----
INTRODUCTION TO POLICIES................................................................  1
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT
   AND THE TRUST........................................................................  6
     Manulife New York..................................................................  6
     The Separate Account...............................................................  7
     The Trust..........................................................................  7
     Eligible Portfolios................................................................  7
DETAILED INFORMATION ABOUT THE POLICIES.................................................  11
     Premium Provisions.................................................................  11
     Policy Issue and Initial Premium...................................................  11
     Premium Allocation.................................................................  11
     Premium Limitations................................................................  12
     Short-Term Cancellation Right and "Free Look" Provisions...........................  12
     Provisions for Avoiding Lapse......................................................  12
     No Lapse Guarantee.................................................................  12
     Insurance Benefit..................................................................  13
     The Insurance Benefit..............................................................  13
     Death Benefit Options..............................................................  13
     Death Benefit Option Changes.......................................................  14
     Face Amount Changes ...............................................................  15
     Policy Values......................................................................  16
     Policy Value.......................................................................  16
     Transfers of Policy Value..........................................................  17
     Policy Loans.......................................................................  18
     Partial Withdrawals and Surrenders ................................................  20
     Charges and Deductions.............................................................  21
     Deductions From Premiums...........................................................  21
     Surrender Charges..................................................................  21
     Monthly Deductions.................................................................  25
     Administration Charge..............................................................  25
     Cost of Insurance Charge...........................................................  25
     Mortality and Expense Risks Charge.................................................  26
     Other Charges......................................................................  26
     The General Account................................................................  28
     Other General Policy Provisions....................................................  28
     Policy Default.....................................................................  28
     Policy Reinstatement...............................................................  28
     Miscellaneous Policy Provisions....................................................  29
     Other Provisions...................................................................  30
     Supplementary Benefits.............................................................  30
     Payment of Proceeds................................................................  30
     Reports To Policyowners............................................................  30
MISCELLANEOUS MATTERS...................................................................  30
     Portfolio Share Substitution.......................................................  30
     Federal Income Tax Considerations..................................................  31
     Tax Status of The Policy...........................................................  31
     Tax Treatment of Policy Benefits...................................................  32
     Our Taxes..........................................................................  34
     Distribution of The Policy.........................................................  34
     Responsibilities Assumed By Manulife New York and MSS..............................  34
     Voting Rights......................................................................  35

     Directors and Officers of Manulife New York........................................  35
     State Regulations..................................................................  37
     Pending Litigation.................................................................  37
     Year 2000 Issues...................................................................  37
     Additional Information.............................................................  37
     Independent Auditors...............................................................  37
AUDITED FINANCIAL STATEMENTS............................................................  39
APPENDICES:
A.   Sample Illustrations of Policy Values, Cash Surrender Values and Death Benefits....  59
B.   Definitions........................................................................  76



This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Trust. We have not authorized anyone to provide you with information that is different.


You should examine this prospectus carefully. The "Introduction to Policies" section will briefly describe the Policy. More detailed information will be found within.

                            INTRODUCTION TO POLICIES


The following summary is intended to provide a general description of the most important features of the Policy. It is not a complete description. You should read the entire prospectus in order to fully understand the provisions of the Policy.


GENERAL

The Policy provides a death benefit in the event of the death of the life insured to the person you name as the beneficiary.

You may pay premiums at any time and in any amount, subject to certain limitations.

You may instruct us as to how your premiums, net of certain deductions, will be allocated. You may choose among the Fixed Account and the sub-accounts of the Separate Account. The premiums you allocate to the sub-accounts of the Separate Account are invested in shares of a particular Portfolio of the Trust. You may change your instructions as to how premiums should be allocated at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions. See "Transfers of Policy Value".

The Portfolios currently available to you are set forth beginning on the inside front cover of this prospectus. In the future we may make available other sub-accounts and Portfolios.

The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by making a policy loan or a partial withdrawal, or by full surrender of the Policy.

DEATH BENEFIT

DEATH BENEFIT OPTIONS. You choose one of two death benefit options:

         -        death benefit equal to the face amount of the Policy, or
         - death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code of 1986, as amended (the "Code"). See "The Insurance Benefit" and "Death Benefit Options."

YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for one year. See "Death Benefit Option Changes."

YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See "Face Amount Changes."

YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may decrease the face amount once per policy year. A decrease in face amount may result in the deduction of surrender charges. See "Face Amount Changes."

PREMIUM PAYMENTS ARE FLEXIBLE

You may pay premiums at any time and in any amount, subject to certain limitations. See "Policy Issue and Initial Premium" and "Premium Limitations."

You must pay at least the Initial Premium to put the Policy in force. See "Premium Limitations."

After the Initial Premium is paid there is no minimum premium required. However, for Policies with a face amount of at least $250,000, by complying with the No Lapse Guarantee Cumulative Premium Test, you can ensure that the Policy will not go into default for the first five policy years. See "No Lapse Guarantee."

The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under rules defined in the Code. See "Premium Limitations."

THE POLICY VALUE

The Policy has a Policy Value which reflects the following:

         -        the premium payments you have made;

         - the investment performance of the sub-accounts to which you have allocated net premiums.

         - the interest we have credited to amounts allocated to our Fixed Account;

         -        any partial withdrawals you have made; and

         -        charges we have deducted under the Policy.


The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or have transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See "Policy Value."

FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See "The General Account."

LOAN ACCOUNT. When you make a policy loan, we will establish a Loan Account under the Policy. We will transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential, currently 1.75%. For Select Loan Amounts the interest rate differential is currently 0%. This is subject to change in certain circumstances. See "Policy Loans."

TRANSFERS ARE PERMITTED. You may transfer amounts among the sub-accounts of the Separate Account and our Fixed Account, subject to certain restrictions.

We permit twelve transfers per policy year at no cost to you. Transfers in excess of that will cost $25 per transfer. If you request more than one transfer at the same time, we will treat your requests as a single request.

Certain restrictions may apply to transfer requests. See "Policy Value."

USING THE POLICY VALUE

BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. The minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See "Policy Loans."

YOU MAY MAKE A PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for one year, you may make a partial withdrawal of the Policy Value. The minimum amount you may withdraw is $500. You may specify that the withdrawal is to be made from a specific Investment Account or the Fixed Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See "Partial Withdrawals and Surrenders" and "Surrender Charges."

THE POLICY MAY BE SURRENDERED FOR ITS NET CASH SURRENDER VALUE. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Policy Debt Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See "Partial Withdrawals and Surrenders," "Charges and Deductions" and "Surrender Charges."

CHARGES AND DEDUCTIONS

1) DEDUCTIONS FROM PREMIUMS. We reserve the right to make a charge for state, local and Federal taxes in an amount not to exceed 3.60%. We currently make no deduction of charges from premium payments for such taxes.

2) SURRENDER CHARGES. We usually deduct a deferred underwriting charge and a deferred sales charge if, during the Surrender Charge Period:

         -        you surrender the Policy for its Net Cash Surrender Value,

         -        you make a partial withdrawal in excess of the Withdrawal Tier
                  Amount,

         -        you decrease the face amount of the Policy, or

         -        the Policy lapses.

The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially or added by increase.

In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250.

The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. A negative number of Target Premiums produces a negative deferred sales charge. When combined with the deferred underwriting charge, the negative deferred sales charge reduces the total surrendered charge.

The full amount of the deferred underwriting charge and the deferred sales charge will be in effect for five years following Policy issue. Beginning in the sixth year, these charges decrease by a set amount over a maximum ten-year period. See "Charges and Deductions" and "Surrender Charges."

If you increase the face amount, the surrender charges applicable to the increase will be those rates that would apply if a Policy were issued to the life insured at his or her then attained age and based on the amount of the increase.

3) MONTHLY DEDUCTIONS. At the beginning of each policy month we deduct from the Policy Value:

         - an administration charge of $35 per month until the first policy anniversary; thereafter $10 per month (the right is reserved to increase the administration charge by up to $.01 per $1,000 of face amount per month),

         -        a charge for the cost of insurance,

         - a charge for mortality and expense risks of 0.075% per month through the later of the tenth policy anniversary and your attained age 60 and, thereafter, 0.0375% per month (this charge is assessed against the value of your investment accounts), and

         - charge(s) for any supplementary benefit(s) added to the Policy.

The cost of insurance charge varies based on the net amount at risk under the Policy and the applicable cost of insurance rate. Cost of insurance rates vary according to issue age, the duration of the coverage, sex, any additional ratings indicated in the policy, and risk class of the life insured. The maximum cost of insurance rate we charge will not exceed the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. However, any additional ratings as indicated in the Policy will be added to the cost of insurance rate. See "Charges and Deductions" and "Monthly Deductions."

If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

4) OTHER CHARGES. Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each Dollar Cost Averaging transfer if Policy Value does not exceed $15,000. See "Transfers of Policy Value."

INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The Trust pays investment management fees that range from 0.25% to 1.15% of the assets of the Portfolios. In addition, the Portfolios' other expenses range from between 0.039% and 0.270% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust invests in shares of other Portfolios, each bears its pro rata share of the fees and expenses incurred by the other Portfolios.



The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Trust Annual Expenses table under "Other Charges." These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


We reserve the right to charge or establish a provision for any Federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and Federal taxes currently being made.

SUPPLEMENTARY BENEFITS

You may choose to add certain supplementary benefits to the Policy. These supplementary benefits are offered subject to state approval and include:

         -        an accidental death benefit,

         -        change of life insured (for corporate owned Policies), and

         -        a disability benefit to waive the cost of monthly deductions.

The cost of any supplementary benefits will be deducted from the Policy Value monthly. See "Supplementary Benefits."

DEFAULT

Unless the No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the policy qualifies for the No Lapse Guarantee. We will send a notice to you if the Policy goes into default. It will allow a grace period in which you may make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See "Policy Default."

NO LAPSE GUARANTEE


On Policies issued with a face amount of at least $250,000, as long as the No Lapse Guarantee Cumulative Premium Test is satisfied, we will guarantee that the Policy will not go into default, even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. The No Lapse Guarantee Period is the first five Policy Years for life insureds with an issue age up to and including age 85. It is not offered to life insureds whose Issue Age exceeds age 85. See "No Lapse Guarantee."


REINSTATEMENT

If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See "Policy Reinstatement."


"FREE LOOK" PROVISIONS


You may return a Policy for a refund of premium within 10 days after you receive the Policy.

If the Policy is purchased in connection with a replacement of an existing life insurance policy (as defined in " Short-Term Cancellation Right and 'Free Look' Provisions"), you may cancel the Policy by returning it within 60 days after it is received.

If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See "Short-Term Cancellation Right and 'Free Look' Provisions."

FEDERAL TAX MATTERS

We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Code. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See "Federal Income Tax Considerations" and "Tax Status of the Policy."


Under certain circumstances, a Policy may be treated as a Modified Endowment Contract ("MEC"). If the Policy is a MEC, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. We have established appropriate procedures for monitoring the compliance of Policies with Section 7702A of the Code (the "MEC" Rules). See "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits."


If the Policy is not a MEC, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. Finally, neither distributions nor loans under a Policy that is not a MEC are subject to the 10% penalty tax. See "Federal Income Tax Considerations."

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, which may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Code. You should consult your tax adviser regarding these taxes.


GENERAL INFORMATION ABOUT MANULIFE NEW YORK, THE SEPARATE ACCOUNT AND THE TRUST


MANULIFE NEW YORK



We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, NY 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America ("Manulife North America"). Manulife North America is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 500 Boylston Street, Boston, Massachusetts 02116.



Our ultimate parent is Manulife Financial Corporation ("MFC") a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries collectively known as Manulife Financial.



Manulife New York's financial ratings are as follows:


         A++ A.M. Best
         Superior in financial strength; 1st category of 15

         AAA Duff & Phelps
         Highest in claims paying ability; 1st category of 18


         AA+ Standard & Poor's
         Very strong in financial strength; 2nd category of 21



These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of Manulife New York's ability to honor the death benefit, fixed account guarantees and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.



THE SEPARATE ACCOUNT



We established The Manufacturers Life Insurance Company of New York Separate Account B (the "Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of our other assets. The Separate Account is currently used only to support variable life insurance policies.


We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.


The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife New York.


THE TRUST


We invest the assets of each sub-account of the Separate Account in shares of a particular Portfolio of the Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.


The Separate Account purchases and redeems shares of the Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.







Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations, please discuss this matter with your financial adviser.


We use shares of the Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Trust prospectus.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.




ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science & technology. Current income is incidental to the portfolio's objective.



The INTERNATIONAL SMALL CAP TRUST seeks long-term capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.



The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.



The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.



The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.



The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential with normally at least 50% of its equity assets in medium-sized companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.


The ALL CAP GROWTH TRUST (formerly, the Mid Cap Growth Trust) seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes as well as those that have experienced, above-average, long-term growth in earnings and have excellent proposals for future growth.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.


The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.


The MID CAP BLEND TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal circumstances, at least 65% of the portfolio's assets in common stocks of companies with total market capitalization that approximately match the range of capitalization of the Russell 2000 Index and are traded principally in the markets of the United States.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.


The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.


The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.



The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the S&P 500 Composite Stock Price Index. The Equity Index Trust is available only for policies issued for applications dated prior to May 1, 2000.


The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.


The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.


The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.


The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.



The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed income securities.



The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.



The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.



The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The DIVERSIFIED BOND TRUST seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.


The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S.
entities.



The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index. *



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").
*



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index. *



The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index. *



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index. *


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("UNDERLYING PORTFOLIOS") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.


The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.


The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)"are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


                     DETAILED INFORMATION ABOUT THE POLICIES

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test. See "Death Benefit Options".

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

To purchase a Policy, you must submit a completed application. We will issue a Policy only if it has a face amount of at least $50,000 ($100,000 for preferred risk policies). Generally, we issue a Policy only to persons between ages 0 and
90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. A life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating.

We will accept an application if it meets our insurance underwriting rules. Each Policy has a policy date from which policy years, policy months and policy anniversaries are all determined. Each Policy also has an effective date which is the date we become obligated under the Policy and when the first monthly deductions are taken.

If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.


If an application accepted by us is not accompanied by a check for the Initial Premium and no request to backdate the Policy has been made: (i) the policy date and the effective date will be the date we receive the check at our Service Office, and (ii) the issue date will be the date we issue the Policy. The Initial Premium must be received within 60 days after the issue date and the policyowner must be in good health on the date the initial premium is received (however, we may require the initial premium within 30 days on Policies issued with Additional Ratings.) If the Initial Premium is not paid or the application is rejected, the Policy will be canceled and any partial premium paid will be returned to the applicant.

Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for Federal, state and local taxes, among the Investment Accounts or the Fixed Account in accordance with your instructions.

We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are due on the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date, they will be taken on the effective date instead of the dates they were due.

PREMIUM ALLOCATION

You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. Amounts allocated to the Investment Accounts will be invested in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals 100. You may change the way in which your Net Premiums are allocated at any time without charge. The change will take effect on the date a written or authorized telephonic request for change, in a format satisfactory to us, is received at our Service Office.

PREMIUM LIMITATIONS


After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of the life insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. It is recommended that the Planned Premium be such that the No Lapse Guarantee Cumulative Premium Test will be satisfied. See "No Lapse Guarantee".


We will send notices to you setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these minimums on 90 days' written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for Federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

A Policy may be returned for a refund of the premium within 10 days after it is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by the Company. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

PROVISIONS FOR AVOIDING LAPSE

NO LAPSE GUARANTEE

You may elect the No Lapse Guarantee on Policies issued with a face amount of at least $250,000 (calculated as described below). If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the first five policy years, we guarantee that the Policy will not go into default. See "Policy Default". Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

The No Lapse Guarantee terminates at the end of the fifth policy year.

The No Lapse Guarantee is not offered to life insureds with an issue age exceeding 85.

While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default if the Policy's Net Cash Surrender Value is insufficient to meet the monthly deductions due at the beginning of a policy month. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change as will a decrease in face amount below $250,000. The No Lapse Guarantee cannot be reinstated after it has been terminated. See "Policy Default" and "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see "Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the life insured's death, we will pay an insurance benefit based on the death benefit option that you select upon receipt of due proof of death. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Policy Debt at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

You may select one of two death benefit options -- Option 1 and Option 2.

Under Option 1 the death benefit is

         - the face amount of the Policy at the date of death or, if greater,

         - the Policy Value at the date of death multiplied by the applicable percentage in the table set forth below.

Under Option 2 the death benefit is

         - the face amount of the Policy plus the Policy Value at the date of death or, if greater,

         - the Policy Value at the date of death multiplied by the applicable percentage in the following table:

   AGE         CORRIDOR     AGE     CORRIDOR      AGE      CORRIDOR
              PERCENTAGE           PERCENTAGE             PERCENTAGE
--------------------------------------------------------------------
40 & below       250         53        164         67        118
    41           243         54        157         68        117
    42           236         55        150         69        116
    43           229         56        146         70        115
    44           222         57        142         71        113
    45           215         58        138         72        111
    58           138         59        134         73        109
    46           209         60        130         74        107
    47           203         61        128       75-90       105
    48           197         62        126         91        104
    49           191         63        124         92        103
    50           185         64        122         93        102
    51           178         65        120         94        101
    52           171         66        119     95& above     100

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

For example, assume the life insured under a Policy with a face amount of $100,000 has an attained age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $40,000 (250% x $40,000 = $100,000). If the Policy Value is less than $40,000, an incremental change in Policy Value, up or down, will have no effect on the death benefit. If the Policy Value is greater than $40,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $40,010, the death benefit would be increased to $100,025 (250% x $40,010 = $100,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $66,667 (250% x 66,667 = 166,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $66,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $66,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

Your initial selection of the death benefit option is made in the application. After the Policy has been in force for one year, you may change the death benefit option. The change will be effective as of any subsequent policy month following a request. Your written request for a change must be received by us at least 30 days prior to the beginning of a policy month in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required in order to avoid any change in the amount of the death benefit.

--------------------------------------------------------------------------------------------
CHANGE TO OPTION 2   If the change in death benefit is from Option 1 to Option 2, the new face amount will be equal to the face amount prior to the change minus
NEW FACE AMOUNT =    the Policy Value on the effective date of the change. A change to
OLD FACE AMOUNT      Option 2 will not be allowed if it would cause the face amount of the
MINUS POLICY VALUE   Policy to go below the minimum face amount of $50,000 ($100,000 for preferred risk policies).
--------------------------------------------------------------------------------------------
CHANGE TO OPTION 1   If the change in death benefit is from Option 2 to Option 1, the new face amount will be equal to the face amount prior to the change plus
NEW FACE AMOUNT =    the Policy Value on the effective date of the change.  The increase in
OLD FACE AMOUNT      face amount resulting from a change in Option 1 will not affect the
PLUS POLICY VALUE    amount of surrender charges to which a Policy may be subject.  The
                     Company has the right to require satisfactory evidence of
                     insurability before permitting a change from Option 2 to
                     Option 1. The Company does not currently require evidence of insurability when making this change.
--------------------------------------------------------------------------------------------

If you wish to have level insurance coverage, you should generally select Option
1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

FACE AMOUNT CHANGES

Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the monthly deductions and surrender charges. See "Charges and Deductions".

MINIMUM CHANGES. Currently, each increase or decrease in face amount (other than a decrease resulting from a partial withdrawal) must be at least $50,000 ($100,000 for increases in preferred risk policies). We reserve the right to increase or decrease the minimum face amount change on 90 days' written notice to you. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. After the Policy has been in force for one year, you may increase the face amount of your Policy once per policy year. Increases are subject to satisfactory evidence of insurability. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the life insured's age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See "Charges and Deductions" and "Surrender Charges."

Any increase in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject, since surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look right with respect to any increase resulting in new surrender charges.

No additional premium is required for a face amount increase. However, you may need to pay an additional premium to keep the Policy from going into default. This is because new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the Policy.

DECREASES. After the Policy has been in force for one year, you may decrease the face amount of your Policy once per policy year. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $50,000 ($100,000 for preferred risk policies).

Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See "Charges and Deductions" and "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then
(b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE

A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders," below. The Policy Value may also affect the amount of the death benefit. See "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

You may change the extent to which your Policy Value is based upon any specific sub-account of the Separate Account or Manulife New York's general account. You make those changes by transferring amounts from one or more Investment Accounts or Manulife New York's general account to other Investment Accounts or to Manulife New York's general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests we receive from you on the same Business Day will be treated as a single transfer request. There will be no change in issue age, risk class of the life insured or face amount as a result of any transfer.

The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value at the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

While the Policy is in force, you may transfer the Policy Value from all of the Investment Accounts to the Fixed Account, without incurring transfer charges:

(a)  within 18 months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of the sub-accounts, or within 60 days of the date of notification of such change.

DOLLAR COST AVERAGING. We offer a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Investment Account to any other Investment Account(s) or the Fixed Account.

Under the Dollar Cost Averaging program you designate an amount to be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the Dollar Cost

Averaging program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a Dollar Cost Averaging transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.

ASSET ALLOCATION BALANCER TRANSFERS. We also offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless either you instruct us differently or a Dollar Cost Averaging request is in effect. Currently, we make no charge for this program; however, we reserve the right to institute a charge on 90 days' written notice.

We reserve the right to cease to offer this program on 90 days' written notice.

POLICY LOANS

While the Policy is in force, you may borrow against your Policy Value. The Policy serves as the only security for the loan. The minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt to equal the loan value of the Policy on the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. We transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available at the next policy anniversary to cover the interest accrued on the Policy Debt.

When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

A policy loan may result in a Policy's failing to satisfy the No Lapse Guarantee. As a result, the No Lapse Guarantee may terminate. See "No Lapse Guarantee" and "Policy Default."

Moreover, if the No Lapse Guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See "Policy Default."

A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.

Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits." In addition, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the value of the Policy Debt at the date of death in arriving at the insurance benefit. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax. See "Tax Treatment of Policy Benefits."

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is:

         - On amounts in excess of the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 1.75%.

         - On amounts up to the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 0%.

The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

Prior to the later of the tenth policy anniversary and the anniversary following attained age 55, the amount available as a Select Loan is zero; after the later of the tenth policy anniversary and the policy anniversary following attained age 55, the amount available annually as a Select Loan is equal to 12% of the Policy's Net Cash Surrender Value at the previous policy anniversary. The amount available as a Select Loan applies to existing and new loans. If, at the time your are considering a Select Loan, interest due currently on your outstanding loans equals or exceeds the Select Loan Amount, the Select Loan feature can not be used to withdraw additional cash from Policy Value. The total of all loans, including the Select Loan Amount, cannot exceed the maximum loan amount as described above.

To illustrate the amount available as a Select Loan, assume that a Policy has an issue age of 47 and a Net Cash Surrender Value on the eleventh policy anniversary of $10,000. The Select Loan Amount available during the twelfth policy year is $1,200 (12% x $10,000). Assume that at the beginning of the twelfth policy year, a loan of $1,500 is taken. $1,200 of that amount is considered the Select Loan Amount, $300 an ordinary policy loan.

At the end of the twelfth policy year, assume that the Net Cash Surrender Value is $9,000. The Select Loan Amount available during the thirteenth policy year is $1,080 (12% x $9,000). If not already repaid, the $300 from the prior year's loan that was not considered a Select Loan is immediately converted to a Select Loan, leaving $780 of the Select Loan Amount available for the thirteenth policy year (provided that the sum of all outstanding loans does not exceed the Policy's maximum loan amount). The amount of any unpaid interest on the Select Loan and the ordinary policy loan from the twelfth policy year also would be borrowed as a Select Loan up to the maximum Select Loan Amount and thereby reduce by that amount the $780 available for borrowing as a Select Loan during the remainder of the thirteenth policy year.

LOAN ACCOUNT ADJUSTMENTS. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the

Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

The specified events which cause an adjustment to the Loan Account are (i) a policy anniversary, (ii) a partial or full loan repayment, (iii) a new loan or
(iv) an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that policy debt is effectively repaid upon termination (i.e., upon death of the life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. For purposes of the illustration, assume that the Select Loan Amount is zero. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,200 ($5,000 x 1.04) reflecting interest credited at an effective annual rate of 4.0%. At that time the loan will have accrued interest charges of $283 ($4,917 x
 .0575), bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,200, a transfer of $200 will be required ($5,200 -- $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,200, a transfer of $88 will be required. This amount is equivalent to the 1.75% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

PARTIAL WITHDRAWALS AND SURRENDERS

Partial Withdrawals. After a Policy has been in force for one policy year, you may make a partial withdrawal of the Net Cash Surrender Value. The minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.

If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see "Charges and Deductions" and "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the

Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced. See "Charges And Deductions" and "Surrender Charges."

Full Surrenders. You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See "Charges and Deductions" and "Surrender Charges."

CHARGES AND DEDUCTIONS

The charges we make under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

DEDUCTIONS FROM PREMIUMS

We currently make no deduction from premium payments for state and local taxes. The maximum amount we may deduct for such taxes in the future is 2.35%. We currently make no deduction from premium payments for Federal taxes. The maximum amount we may deduct for such taxes in the future is 1.25%.

SURRENDER CHARGES

We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250. The amount of the charge remains level for five years. Following the fifth year after issuance of the Policy or a face amount increase, the charge applicable to the initial face amount or increase will decrease each month by varying rates depending upon the life insured's issue age until the charge has decreased to zero. The applicable percentage of the deferred underwriting charges to which the Policy is subject is illustrated by the following table:

                     TABLE 1: DEFERRED UNDERWRITING CHARGES

   Transaction
   Occurs After
Monthly Deduction
  Taken For Last                            Percent of Deferred Underwriting Charges by Issue Age*
 Month Preceding
  End of Month*                                                      Age
----------------------------------------------------------------------------------------------------------------------
      Month             0-50               51                52                53                54                55+
          12             100%             100%              100%              100%              100%              100%
          24             100%             100%              100%              100%              100%              100%
          36             100%             100%              100%              100%              100%              100%
          48             100%             100%              100%              100%              100%              100%
          60             100%             100%              100%              100%              100%              100%
          72              90%           88.89%            87.50%            85.71%            83.33%            80.00%
          84              80%           77.78%            75.00%            71.43%            66.67%            60.00%
          96              70%           66.67%            62.50%            57.14%            50.00%            40.00%
         108              60%           55.56%            50.00%            42.86%            33.33%            20.00%
         120              50%           44.44%            37.50%            28.57%            16.67%                0%
         132              40%           33.33%            25.00%            14.28%                0%
         144              30%           22.22%            12.50%                0%
         156              20%           11.11%                0%
         168              10%               0%
         180               0%

* Months not shown may be calculated by interpolation.


We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, determining the life insured's risk class and establishing policy records.


DEFERRED SALES CHARGE. The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below.

We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, and we will advise you of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex of the life insured. The maximum number of Target Premiums subject to the deferred sales charge varies, based on the issue age of the life insured, the face amount at issue and the amount of any increase, according to the following tables:

       TABLE 2: NUMBER OF TARGET PREMIUMS SUBJECT TO DEFERRED SALES CHARGE
              (APPLICABLE TO THE INITIAL FACE AMOUNT AND INCREASES)

     Age        $250,000 or      Under          Age       $250,000 or      Under          Age       $250,000 or      Under
                    More        $250,000                      More        $250,000                      More        $250,000
----------------------------------------------------------------------------------------------------------------------------
      0           -2.00*          1.68           30           1.56          2.15           60           2.06          2.43
      1           -0.52*          1.46           31           1.61          2.19           61           2.06          2.43
      2             0.06          1.45           32           1.67          2.23           62           2.05          2.43
      3             0.24          1.45           33           1.72          2.27           63           2.05          2.43
      4             0.62          1.46           34           1.78          2.30           64           2.05          2.42
      5             0.63          1.47           35           1.83          2.33           65           2.05          2.41
      6             0.67          1.49           36           1.86          2.38           66           2.03          2.41
      7             0.69          1.51           37           1.89          2.41           67           2.03          2.41
      8             0.72          1.52           38           1.91          2.45           68           1.96          2.41
      9             0.75          1.54           39           1.94          2.49           69           1.83          2.30
      10            0.78          1.55           40           1.96          2.52           70           1.71          2.17
      11            0.82          1.58           41           1.98          2.55           71           1.58          2.05
      12            0.85          1.60           42           2.01          2.59           72           1.46          1.92
      13            0.88          1.61           43           2.04          2.57           73           1.35          1.80
      14            0.92          1.63           44           2.06          2.55           74           1.25          1.70
      15            0.88          1.52           45           2.08          2.54           75           1.16          1.60
      16            0.90          1.53           46           2.12          2.53           76           1.08          1.50
      17            0.94          1.58           47           2.16          2.51           77           1.01          1.40
      18            0.99          1.64           48           2.20          2.50           78           0.93          1.30
      19            1.03          1.68           49           2.21          2.49           79           0.87          1.22
      20            1.07          1.72           50           2.19          2.48           80           0.82          1.14
      21            1.11          1.77           51           2.17          2.47           81           0.76          1.07
      22            1.16          1.82           52           2.16          2.47           82           0.71          1.01
      23            1.20          1.86           53           2.15          2.46           83           0.67          0.95
      24            1.25          1.91           54           2.13          2.46           84           0.62          0.89
      25            1.30          1.95           55           2.12          2.45           85           0.58          0.83
      26            1.35          1.99           56           2.10          2.44           86           0.56          0.78
      27            1.40          2.04           57           2.09          2.44           87           0.54          0.73
      28            1.46          2.08           58           2.08          2.43           88           0.52          0.68
      29            1.51          2.12           59           2.07          2.43           89           0.50          0.64
                                                                                           90           0.50          0.63

* The negative Number of Target Premiums produces a negative Deferred Sales Charge. When combined with the Deferred Underwriting Charge, the negative Deferred Sales Charge reduces the total surrender charge.

The maximum deferred sales charge will be in effect for at least the first five years of the Surrender Charge Period. After that, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to the issue age of the life insured until, at the end of the Surrender Charge Period, there is no deferred sales charge. The table to be used to reduce the applicable deferred sales charge during the Surrender Charge Period is set forth in Table 1 above. The applicable table will be set forth in each Policy and the policyowner will be informed of the table to be used in connection with sales charges on increases in face amount.

In order to determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "guideline annual premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

The following example illustrates how deferred underwriting and deferred sales charges are calculated using data from Tables 1 and 2 above.

Assume a 36-year-old male (standard risk), whose Policy was issued at age 30, and who has paid $9,000 in premiums under a Policy with a Target Premium of $593 and a face amount of $100,000, surrenders his Policy during the last month of the sixth policy year.

A deferred underwriting charge of $405 will be assessed. The maximum deferred underwriting charge of $450 ($4.50 per $1,000 of face amount x 100) will be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the sixth policy year [90% x ($4.50 x 100) = $405].

A deferred sales charge of $573.73 will also be assessed. According to Table 2, the maximum number of Target Premiums subject to the deferred sales charge for a person who was 30 years old when his or her Policy with a face amount less than $250,000 was issued would be 2.15. Thus $1,274.95 (2.15 x $593) will be the maximum amount of premiums subject to the 50% sales charge, producing a maximum sales charge of $637.46 (50% x $1,274.95 = $637.49). Because the surrender occurs during the last month of the sixth policy year, only 90% (from the Table 1 for issue age 30) of the maximum sales charge remains applicable [90% x (.50 x
2.15 x $593) = $573.73].

CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

         (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount , and

         (ii) is the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.

We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be canceled based on the value of such units determined at the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, we will reduce the face amount of the Policy. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the applicable percentage set forth under "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount.

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase, in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

As noted under "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time a pro-rata deferred underwriting charge or a pro-rata deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced proportionately.

We will calculate the remaining deferred underwriting charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by (c), where

(a) is the grading percentage applicable to the life insured's issue age and Policy duration;

(b) is the grading percentage applicable to the life insured's issued age at the time of the last face amount decrease or partial withdrawal; and

(c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred underwriting charge deducted for that face amount decrease or partial withdrawal.

We will calculate the remaining deferred sales charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by
(c), where:

(a)      is the grading percentage applicable to the Policy duration;

(b) is the grading percentage at the time of the last face amount decrease or partial withdrawal; and

(c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

Until the sum of premiums paid equals or exceeds the number of Target Premiums subject to deferred sales charge multiplied by the Target Premium, subsequent premium payments will increase the remaining deferred sales charge.

MONTHLY DEDUCTIONS

Each month we make a deduction from Policy Value consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s). See "Supplementary Benefits". We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken on the effective date instead of the dates they were due. If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

ADMINISTRATION CHARGE

The monthly administration charge is $35 until the first anniversary and, thereafter, $10 (the right is reserved to increase the administration charge by an additional amount up to $0.01 per $1,000 of face amount per month). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on:

         -        the life insured's issue age,

         -        the duration of the coverage,

         -        sex, and

         -        risk class.

We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the life insured's age. Any additional ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an additional rating applicable to the life insured. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at a rate of

         - 0.075% through the later of the tenth anniversary of the Policy and your attained age of 60 and,

         -        thereafter, 0.0375%.

We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts. The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated. We estimate that virtually all of the mortality and expense risks charge currently relates to expense risks. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for Federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor. We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See "Transfers of Policy Value."

The Separate Account purchases shares of Portfolios at net asset value. The net asset value of those shares reflects the investment management fees and expenses of the Portfolios which are set forth below. More detailed information concerning these fees and expenses is set forth under the caption "Management of the Trust" in the prospectus for the Trust that accompanies this prospectus.

TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets as of the fiscal year ended December 31, 1999)



                                                              OTHER EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)            ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.260%                     1.110%
Internet Technologies...............       1.150%                0.136%(A)                  1.286%
Science & Technology................       1.100%                0.060%                     1.160%
International Small Cap.............       1.100%                0.270%                     1.370%
Aggressive Growth...................       1.000%(F)             0.130%                     1.130%
Emerging Small Company..............       1.050%                0.070%                     1.120%
Small Company Blend.................       1.050%                0.250%(A)                  1.300%(E)
Dynamic Growth......................       1.000%(F)             0.132%(A)                  1.132%
Mid Cap Stock.......................       0.925%                0.100%(A)                  1.025%(E)
All Cap Growth(I)...................       0.950%(F)             0.070%                     1.020%
Overseas............................       0.950%                0.260%                     1.210%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.230%(A)                  1.230%(E)
Mid Cap Blend.......................       0.850%(F)             0.060%                     0.910%
Small Company Value.................       1.050%                0.170%                     1.220%
Global Equity.......................       0.900%                0.160%                     1.060%
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%(F)             0.100%                     0.975%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%(F)             0.050%                     0.925%
Real Estate Securities..............       0.700%                0.070%                     0.770%
Value...............................       0.800%                0.070%                     0.870%
Tactical Allocation.................       0.900%                0.127%(A)                  1.027%
Equity Index........................       0.250%                0.150%G                    0.400%G
Growth & Income.....................       0.750%                0.050%                     0.800%
U.S. Large Cap Value................       0.875%                0.070%(A)                  0.945%(E)
Equity-Income.......................       0.875%(F)             0.060%                     0.935%
Income & Value......................       0.800%(F)             0.080%                     0.880%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.095%                     0.870%
Global Bond.........................       0.800%                0.180%                     0.980%
Total Return........................       0.775%                0.060%(A)                  0.835%(E)
Investment Quality Bond.............       0.650%                0.120%                     0.770%
Diversified Bond....................       0.750%                0.090%                     0.840%

                                                              OTHER EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)            ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.050%                     0.550%
Small Cap Index.....................       0.525%                0.075%(AH)                 0.600%
International Index.................       0.550%                0.050%(AH)                 0.600%
Mid Cap Index.......................       0.525%                0.075%(AH)                 0.600%
Total Stock Market Index............       0.525%                0.075%(AH)                 0.600%
500 Index...........................       0.525%                0.039%(AH)                 0.564%
Lifestyle Aggressive 1000(D)........       0.075%                1.060%(B)                  1.135%(C)
Lifestyle Growth 820(D).............       0.057%                1.008%(B)                  1.065%(C)
Lifestyle Balanced 640(D)...........       0.057%                0.928%(B)                  0.985%(C)
Lifestyle Moderate 460(D)...........       0.066%                0.869%(B)                  0.935%(C)
Lifestyle Conservative 280(D).......       0.075%                0.780%(B)                  0.855%(C)



(A)      Based on estimates to be made during the current fiscal year.



(B)      Reflects expenses of the Underlying Portfolios.



(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as follows:



         If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)



         This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31,
         1999) as noted in the chart below:



                                    MANAGEMENT      OTHER         TOTAL TRUST
TRUST PORTFOLIO                        FEES        EXPENSES     ANNUAL EXPENSES
--------------------------------------------------------------------------------
Lifestyle Aggressive 1000......       0.075%        1.090%          1.165%
Lifestyle Growth 820...........       0.057%        1.030%          1.087%
Lifestyle Balanced 640.........       0.057%        0.940%          0.997%
Lifestyle Moderate 460.........       0.066%        0.900%          0.966%
Lifestyle Conservative 280.....       0.075%        0.810%          0.885%



(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.



(E) Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.



(F) Management Fees changed effective May 1, 1999. Fees shown are the current management fees.



(G) The Equity Index Trust is available only for Policies issued for applications dated prior to May 1, 2000. Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation may be terminated at any time by MSS.

         If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.



(H) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.022% higher for the International Index Trust, 0.014% higher for the Small Cap Index Trust, 0.060% higher for the Mid Cap Index Trust and 0.005% higher for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2000 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(I)      Formerly, the Mid Cap Growth Trust.


THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See "Transfers of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

Unless the No Lapse Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero at the date of default, plus the monthly deductions due at the date of default and at the beginning of each of the two policy months thereafter, based on the Policy Value at the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value as of the date of default less the monthly deductions then due. If the life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)      The life insured's risk class is standard or preferred; and

(b)      The life insured's attained age is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) You must not have been surrendered the Policy for its Net Cash Surrender Value;

(b) You furnish to us satisfactory evidence of the life insured's insurability;

(c) You pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

(d) You repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If the life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex.

SUICIDE EXCLUSION. If the life insured dies by suicide within two years from the issue date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Policy Debt. If the life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deduction for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

CONVERSION PRIVILEGE. You may effectively convert your policy, at any Policy Anniversary, to a fixed paid-up benefit, without evidence of insurability. The Policy Value, other values based thereon and the Investment Account values will be determined as of the Business Day on which we receive the written request for conversion. The basis for determining the Policy Value will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year. The Flexible Premium Variable Life coverage cannot be reinstated after the date of conversion.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned Policies, permitting a change of the life insured. You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. We will deduct the cost of any supplementary benefits as part of the monthly deduction. See "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment.


We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months; otherwise we may delay payment for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings) or trading on the New York Stock Exchange is otherwise restricted; or (ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of policyowners. Also, we may deny transfers in the circumstances stated in clauses (i), (ii) and (iii) above and in the circumstances previously set forth. See "Transfers of Policy Value."


REPORTS TO POLICYOWNERS

Within 30 days after each policy anniversary, we will send you a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and policy transactions made during the period since the last statement and any other information required by law.

Within 10 days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

                              MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION


Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the Superintendent of Insurance of the State of New York may be required.



We also reserve the right to create new separate accounts, combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to combine sub-accounts or to transfer assets in one sub-account to another sub-account, to eliminate existing sub-accounts and stop accepting new allocations and transfers into the corresponding fund, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, and to de-register the Separate Account under the 1940 Act. We would make the change only if permissible under applicable Federal and New York state law.



We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Department of the State of New York. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS


The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. We do not make any guarantee regarding the tax status of any policy or any transaction regarding the policies.


The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.


TAX STATUS OF THE POLICY


Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC. Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a MEC.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a MEC within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy during the first seven years, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. As well, if a reduction of the face amount occurs within seven years of a material change, we will retest the Policy for compliance retroactive to the date of the material change. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loans taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59-1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a MEC is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. Select Loans may, however, be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

OUR TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any Federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY


MSS is a Delaware limited liability company organized on October 1, 1997, with its principal offices located at 73 Tremont Street, Boston, Massachusetts 02108. MSS acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. MSS is a subsidiary of Manulife North America, the ultimate parent of which is MFC. MSS is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as our insurance agent. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with MSS who are also licensed by the New York State Insurance Department and appointed with us. The gross first-year compensation paid by us, consisting of commission, expense allowance and General Agent Override, if applicable, will not exceed 99% of premiums paid up to the Target Premium and a total of 3% on the excess thereof. Additionally, we may pay renewal compensation consisting of commissions and expense allowance, totaling 3% of premiums paid in years two to 15, and 2% thereafter, plus 0.15% of the Policy Value per annum after the third anniversary.



RESPONSIBILITIES ASSUMED BY MANULIFE NEW YORK AND MSS


We have entered into an agreement with MSS pursuant to which MSS will pay selling broker dealers maximum commission and expense allowance payments pursuant to limitations imposed by New York Insurance Law. We will prepare and maintain all books and records required to be prepared and maintained by MSS with respect to the Policies, and send all confirmations required to be sent by MSS with respect to the Policies. We will pay MSS for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife has also entered into a Service Agreement with us pursuant to which Manulife or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, we may, from time to time at our sole discretion, enter into one or more reinsurance agreements with other life insurance companies, under which policies issued by us may be automatically reinsured, such that our total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of a particular Portfolio of the Trust. We are the legal owner of those shares and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio of the Trust. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable Federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for such action in the next communication to policyowners.


DIRECTORS AND OFFICERS OF MANULIFE NEW YORK


Our Directors and Officers, together with their principal occupations during the past few years, are as follows:


                           Position with
Name and Age               Manulife New       Principal Occupation
                           York
------------------------------------------------------------------------------------------------
Bruce Avedon               Director*          Consultant (self-employed) August 1983 to present.
Age: 71

Thomas Borshoff            Director*          Self-employed, Real Estate Owner/Manager; Chief
Age: 53                                       Executive Officer and Chairman, First Federal Savings
                                              and Loan of Rochester, 1983 to 1997.

James Boyle                Director*          Senior Vice President, U.S. Annuities, Manulife
Age: 40                                       Financial, July 1999 to present; President and
                                              Director, Manulife North America, July 1999 to
                                              present; Vice President, Institutional Markets,
                                              Manulife Financial, May 1998 to July 1999; Vice
                                              President, Administration, Manulife North America,
                                              September 1996 to May 1998.

Robert Cook                Director*          Senior Vice President, US Insurance, Manulife
Age: 45                                       Financial, January 1999 to present; Vice President,
                                              US Insurance, Manulife Financial, 1995 to December
                                              1998.

                           Position with
Name and Age               Manulife New       Principal Occupation
                           York
------------------------------------------------------------------------------------------------
John DesPrez III           Director* and      Executive Vice President, U.S. Operations, Manulife
Age: 43                    Chairman of the    Financial, January 1999 to present; Director,
                           Board of           September 1996 to present and Chairman of the Board,
                           Directors*         January 1999 to present, of Manulife North America;
                                              President, Manulife North America, September 1996 to
                                              December 1998; President, Manufacturers Investment
                                              Trust, September 1996 to October 1999; Senior Vice
                                              President, U.S. Annuities, Manulife Financial,
                                              September 1996 to December 1998.

Ruth Ann Fleming           Director*          Attorney, consulting services and pro bono
Age: 41                                       activities.


James Gallagher            Director* and      Vice President, US Law and Government Relations,
Age: 45                    President          Manulife Financial, January 1996 to present.

David Libbey               Treasurer          Vice President, Treasurer and Chief Financial
Age: 53                                       Officer, Manulife North America, December 1997 to
                                              present; Vice President, Finance, Manulife North
                                              America, June 1997 to December 1997; Vice President,
                                              Finance, Annuities, Manulife Financial, June 1997 to
                                              present; Vice President & Actuary, Paul Revere
                                              Insurance Group, June 1970 to March 1997.

James O'Malley             Director*          Senior Vice President, U.S. Pensions, Manulife
Age: 54                                       Financial, January 1999 to present; Vice President,
                                              Systems New Business Pensions, Manulife Financial,
                                              1984 to December 1998.

Neil Merkl, Esq.           Director*          Attorney (self-employed), April 1994 to present.
Age: 69


James Robinson             Director*          Retired; Attorney and Assistant Secretary, Eastman
Age: 73                                       Kodak Company, 1958 to 1991.


Gretchen Swanz             Secretary and      Secretary and Counsel, Manulife New York, February
Age: 31                    Counsel            2000 to present; Counsel, Manulife Financial,
                                              February 1999 to present.

John Vrysen                Vice President     Vice President and Chief Financial Officer, U.S.
Age: 44                    and Chief          Operations, Manulife Financial, January 1996 to
                           Actuary            present.


*Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.


STATE REGULATIONS



We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.



PENDING LITIGATION



No litigation is pending that would have a material effect upon the Separate Account or the Trust.


YEAR 2000 ISSUES

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect us, including those related to customers, suppliers, or other third parties, have been fully resolved.

ADDITIONAL INFORMATION


We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Service Office.


INDEPENDENT AUDITORS



The financial statements of The Manufacturers Life Insurance Company of New York at December 31, 1999 and 1998, and for each of the three years ended December 31, 1999 and the financial statements of The Manufacturers Life Insurance Company of New York Separate Account B for the period from August 26, 1999 to December 31, 1999, appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



                          AUDITED FINANCIAL STATEMENTS



Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                          Audited Financial Statements

                        The Manufacturers Life Insurance
                              Company of New York
                               Separate Account B

                Period from August 26, 1999 to December 31, 1999
                      with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements


                Period from August 26, 1999 to December 31, 1999




                                    CONTENTS


Report of Independent Auditors........................................ 1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity....................... 2
Statement of Operations and Changes in Contract Owners' Equity........ 3
Notes to Financial Statements......................................... 4

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of New York
  Separate Account B


We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B as of December 31, 1999, and the related statements of operations and changes in contract owners' equity for the period from August 26, 1999 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 1999, and the results of its operations and the changes in its contract owners' equity for the period from August 26, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.




                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                Statement of Assets and Contract Owners' Equity

                               December 31, 1999


ASSETS
Investments at market value:
  Sub-Accounts:
    Quantitative Equity Trust -- 9.990 shares (cost $256)        $ 281
    Growth and Income Trust -- 8.328 shares (cost $257)            272
                                                                 -----
Total assets                                                     $ 553
                                                                 =====

CONTRACT OWNERS' EQUITY
Variable universal life contracts                                $ 553
                                                                 =====

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statement of Operations and Changes in Contract Owners' Equity

                Period from August 26, 1999 to December 31, 1999


                                                                                     SUB-ACCOUNT
                                                               --------------------------------------------------------------------
                                                                 QUANTITATIVE
                                                                     EQUITY                     GROWTH AND INCOME        TOTAL
                                                               --------------------------------------------------------------------
                                                                 PERIOD ENDED*                 PERIOD ENDED*          PERIOD ENDED*
                                                                  DEC. 31/99                     DEC. 31/99             DEC. 31/99
                                                               --------------------------------------------------------------------


Income:
Unrealized appreciation during the period .................    $  25                          $  15                    $  40
                                                               -----                          ------                   -----
Net increase in assets from operations .....................      25                             15                       40
                                                               -----                          ------                   -----
Changes from principal transactions:
    Transfer of net premiums ...............................     403                            403                      806

    Transfer on termination ................................    (147)                          (146)                    (293)
                                                               -----                          ------                   -----
Net increase in assets from principal transactions .........     256                             257                     513
                                                               -----                          ------                   -----
Total increase in assets ...................................     281                             272                     553

Assets at beginning of period...............................     --                              --                       --
                                                               -----                          ------                   -----
Assets at end of period ....................................   $ 281                           $ 272                   $ 553
                                                               =====                           =====                   =====

* Reflects the period from commencement of operations August 26, 1999 through December 31, 1999.

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                         Notes to Financial Statements

                               December 31, 1999


1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the Account) is a separate account established by The Manufacturers Life Insurance Company of New York (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in thirty-nine sub-accounts of Manufacturers Investment Trust (the Trust). The Account is a funding vehicle for single premium and variable universal life policies (the Contracts) issued by the Company. The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America (MNA). MNA is an indirect, wholly-owned subsidiary of the Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)


2.   SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3.   CONTRACT CHARGES

The Company currently makes no deductions from purchase payments for sales charges at the time of purchase. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting and policy issue. Each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the policy value.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)



4.   PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 1999.

                                                          PURCHASES        SALES
                                                          ---------        -----
           Quantitative Equity Trust                        $ 256           $ --
           Growth and Income Trust                            257             --
                                                          ---------        -----
           Total                                            $ 513           $ --
                                                          =========        =====

5.   UNIT VALUES

A summary of the accumulation unit values outstanding at December 31, 1999 and accumulation units and dollar value outstanding at December 31, 1999 for the variable life contracts are as follows:

                                                       UNIT VALUE     UNITS     DOLLARS
                                                       ----------     -----     -------
           Quantitative Equity Trust                    $ 11.76        23.92     $ 281
           Growth and Income Trust                        11.40        23.87       272
                                                                                -------
           Total                                                                 $ 553
                                                                                =======

6.   RELATED PARTY TRANSACTIONS

The Company has a formal service agreement with its affiliate, The Manufacturers Life Insurance Company, which can be terminated by either party upon 30 days' notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services. The Company has an underwriting agreement with its affiliate, Manufacturers Securities Services LLC (MSS). MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of variable universal life contracts.

                                    AUDITED FINANCIAL STATEMENTS

                                    THE MANUFACTURERS LIFE INSURANCE
                                    COMPANY OF NEW YORK

                                    Years ended December 31, 1999, 1998 and 1997

              The Manufacturers Life Insurance Company of New York

                          Audited Financial Statements


                  Years ended December 31, 1999, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors.........................................  1

Audited Financial Statements

Balance Sheets.........................................................  2
Statements of Income...................................................  3
Statements of Changes in Shareholder's Equity..........................  4
Statements of Cash Flows...............................................  5
Notes to Financial Statements..........................................  6

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York


We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York (the Company) as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 21, 2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

As at December 31
ASSETS  ($ thousands)                                                           1999                       1998
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
   Fixed  maturity  securities  available-for-sale,  at fair  value
     (note 3)
   (amortized cost: 1999 $125,429; 1998 $120,902)                         $  122,301                 $  125,088
   Investment in unconsolidated affiliate                                        175                        175
   Policy loans                                                                  930                        552
   Short-term investments                                                     41,311                     10,032
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                         $  164,717                 $  135,847
--------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                      7,093                      5,946
Accrued investment income                                                      3,036                      3,073
Deferred acquisition costs (note 5)                                           50,476                     36,831
Other assets                                                                     456                      1,834
Separate account assets                                                    1,119,103                    833,693
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              $1,344,881                 $1,017,224
====================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                                  $  131,104                 $   94,492
   Payable to affiliates                                                       3,825                      4,114
   Deferred income taxes (note 6)                                              4,382                      3,615
   Other liabilities                                                           5,258                      1,943
   Separate account liabilities                                            1,119,103                    833,693
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         $1,263,672                 $  937,857
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY:
   Common stock (note 7)                                                  $    2,000                 $    2,000
   Additional paid-in capital                                                 72,706                     72,706
   Retained earnings                                                           8,947                      3,209
   Accumulated other comprehensive income (loss)                              (2,444)                     1,452
--------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                                $   81,209                 $   79,367
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                $1,344,881                 $1,017,224
====================================================================================================================


See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                           1999              1998              1997
---------------------------------------------------------------------------------------------------------------------

REVENUES:
     Fees from separate accounts and policyholder liabilities          $14,670            $10,961           $ 7,395
     Premiums                                                              175                  -                 -
     Net investment income (note 3)                                     16,944              9,786             6,717
     Net realized investment (losses) gains                               (222)               713               769
---------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                          $31,567            $21,460           $14,881
---------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                  $ 6,613            $ 4,603           $ 4,747
     Amortization of deferred acquisition costs (note 5)                 4,287              4,849             3,393
     Other insurance expenses                                           11,834             10,359             5,845
---------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                            $22,734            $19,811           $13,985
---------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                             $ 8,833            $ 1,649           $   896
---------------------------------------------------------------------------------------------------------------------
INCOME TAXES (NOTE 6)                                                  $ 3,095            $   576           $   310
---------------------------------------------------------------------------------------------------------------------
NET INCOME                                                             $ 5,738            $ 1,073           $   586
=====================================================================================================================

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                                        ACCUMULATED
                                                                                           OTHER          TOTAL
                                             COMMON       ADDITIONAL      RETAINED     COMPREHENSIVE  SHAREHOLDER'S
  ($ thousands)                               STOCK    PAID-IN CAPITAL    EARNINGS     INCOME (LOSS)     EQUITY
                                            (NOTE 7)
  -------------------------------------------------------------------------------------------------------------------

  Balance at January 1, 1997                  $2,000       $24,800          $1,550         $    419        $28,769
  Capital contribution                             -        47,731               -                -         47,731
  Comprehensive income (note 4)                    -             -             586              676          1,262
  -------------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1997                  $2,000       $72,531          $2,136         $  1,095        $77,762
  Capital contribution                             -           175               -                -            175
  Comprehensive income (note 4)                    -             -           1,073              357          1,430
  -------------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1998                   2,000        72,706           3,209            1,452         79,367
  Comprehensive income (Loss) (note 4)             -             -           5,738           (3,896)         1,842
  -------------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1999                  $2,000       $72,706          $8,947         $ (2,444)       $81,209
 ===================================================================================================================


See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                       $   5,738    $   1,073    $      586
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
     Amortization of bond discount and premium                                         585          434           333
     Net realized investment losses (gains)                                            222         (713)         (769)
     Provision for deferred income tax                                               1,857        1,153           (29)
     Amortization of deferred acquisition costs                                      4,287        4,849         3,393
     Policy acquisition costs deferred                                             (15,604)   $ (14,515)   $  (11,684)
     Return credited to policyholders and other benefits                             6,613        4,603         4,747
     Changes in assets and liabilities:
         Accrued investment income                                                      37         (672)         (873)
         Other assets                                                                1,378       (1,603)          (80)
         Payable to affiliates                                                        (289)        (231)        2,328
         Other liabilities                                                           3,315          956           115
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                              $   8,139    $  (4,666)   $   (1,933)
------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                                $  73,626    $  30,591    $   59,307
Fixed maturity securities purchased                                                (78,960)   $ (24,500)     (103,383)
Net change in short-term investments                                               (31,279)         (34)       (6,011)
Policy loans advanced, net                                                            (378)        (154)         (215)
------------------------------------------------------------------------------------------------------------------------
Cash (used in) provided by investing activities                                  $ (36,991)   $   5,903    $  (50,302)
------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits to policyholder funds                                                   $  50,351    $  14,212        17,212
Return of policyholder funds                                                       (20,352)     (10,934)      (15,382)
Capital contribution by parent                                                           -            -        47,731
------------------------------------------------------------------------------------------------------------------------
Cash provided by financing activities                                            $  29,999    $   3,278    $   49,561
------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                                  1,147        4,515        (2,674)
Balance, beginning of year                                                           5,946        1,431         4,105
------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                             $   7,093    $   5,946    $    1,431
========================================================================================================================

See accompanying notes
                                                                               5

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (First North American Life Assurance Company prior to October 1, 1997, and hereinafter referred to as "the Company") is a stock life insurance company which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department ("the Department") granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company ("NASL") and hereinafter referred to as "MNA"), which is, in turn, a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (hereinafter referred to as "MWLH"). MWLH is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"); prior to June 1, 1999, MLI indirectly owned 85% of MWLH, and minority shareholders associated with MWLH owned the remaining 15%. MLI is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues individual and group annuity and individual life insurance contracts (collectively, the contracts) in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a noninsulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in either the shares of various portfolios of the Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

         Prior to October 1, 1997, the Company sold and administered only combination fixed and variable annuity products. On October 21, 1997, the Company received approval from the Department for a revised plan of operations which expanded its product offerings. MNA contributed $47,731 to the Company in support of the revised plan of operations.

         Prior to October 1, 1997, NASL Financial Services Inc. ("NASL Financial"), an affiliate of the Company, acted as investment adviser to MIT and as principal underwriter of the annuity contracts issued by the Company. Effective October 1, 1997, Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial and an affiliate of the Company, replaced NASL

         Financial as the investment advisor to MIT and as the principal underwriter for the variable contracts and exclusive distributor of all contracts issued by the Company.

         Prior to October 1, 1997, Manulife Wood Logan, Inc. (formerly Wood Logan Associates and hereinafter referred to as "MWL"), a subsidiary of MWLH, acted as the promotional agent for the sale of the Company's contracts. Since October 1, 1997, marketing services for the sale of all contracts issued by the Company and other services are provided by certain affiliates of the Company pursuant to an Administrative Services Agreement and an Investment Services Agreement between the Company and MLI. Currently, services are provided by MLI, MWLH, MNA and The Manufacturers Life Insurance Company (U.S.A.)
         ("ManUSA").

         On October 31, 1998, the Company received a 10% interest in the members' equity of MSS from MNA, the managing member of MSS. The Company treated the receipt of its equity interest as a contribution to paid-in capital of $175.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP") in the United States.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) RECENT ACCOUNTING STANDARDS

      i) In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company is evaluating the accounting implications of SFAS No. 133 and has not determined its impact on the Company's results of operations or its financial condition.

      b) RECENT ACCOUNTING STANDARDS (CONTINUED)

     ii) In December 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on the recognition and measurement of liabilities for various assessments related to insurance activities, including those by state guaranty funds. The Company adopted SOP 97-3 during 1999. Prior to the adoption of SOP 97-3, the Company expensed and recognized liabilities for such assessments on a "pay-as-you-go" basis. The effect of adopting SOP 97-3 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

    iii) In March 1998, AcSEC issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs incurred in connection with developing or obtaining internal-use software. The Company adopted SOP 98-1 during 1999. Prior to the adoption of SOP 98-1, the Company expensed internal-use software-related costs as incurred. The effect of adopting SOP 98-1 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

      c) INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective-interest method.

         The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts using the interest method. This amortization or accretion is included in net investment income.

         For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

      c) INVESTMENTS (CONTINUED)

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost, which approximates fair value.

      d) CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

      e) DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance policies is charged to expense over the premium-paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits, assuming the unrealized gains or losses on securities had been realized at year end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

      f) POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities equal the policyholder account value for the fixed portion of annuity contracts and for investment pension contracts with no substantial mortality risk. Account values are increased for deposits received and interest credited, and are reduced by withdrawals. For traditional nonparticipating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

      g) SEPARATE ACCOUNTS

         Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in either MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other shareholders. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

      h) REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional nonparticipating life insurance policies are recognized as revenue when due. Investment income is recorded as revenue when due.

      i) POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

      j) INCOME TAXES

         Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

3.       INVESTMENTS AND INVESTMENT INCOME

      a) FIXED-MATURITY SECURITIES

         At December 31, 1999 and 1998, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                        GROSS             GROSS
                                            AMORTIZED     COST       UNREALIZED         UNREALIZED          FAIR VALUE
         AS AT DECEMBER 31,                                             GAINS              LOSSES
         ($ thousands)                          1999      1998        1999    1998    1999      1998       1999       1998
         -------------------------------------------------------------------------------------------------------------------
         U.S. government                    $ 21,147    $ 11,018      $  -  $  591    $ (536)   $(15)  $ 20,611   $ 11,594
         Corporate securities                 92,532      99,696       122   3,321    (2,486)    (35)    90,168    102,982
         Mortgage-backed securities            8,278       6,680        27     125      (184)    (21)     8,121      6,784
         Foreign governments                   2,414       2,449        23     111          -       -     2,437      2,560
         States/political subdivisions         1,058       1,059         -     109       (94)       -       964      1,168
         -------------------------------------------------------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES    $125,429    $120,902      $172  $4,257   $(3,300)   $(71)  $122,301   $125,088
         -------------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities during 1999 were $60,595 (1998, $17,985; 1997, $45,217). Gross gains of $301 and gross losses of $523 were realized on those sales (1998, $715 and $2; 1997, $772 and $6, respectively).

         The contractual maturities of fixed-maturity securities at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                                    AMORTIZED COST           FAIR VALUE
         -----------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES
            One year or less                                                  $ 38,416              $ 38,507
            Greater than 1; up to 5 years                                       46,376                45,790
            Greater than 5; up to 10 years                                      15,922                15,114
            Due after 10 years                                                  16,437                14,769
            Mortgage-backed securities                                           8,278                 8,121
         -----------------------------------------------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES                                      $125,429              $122,301
         -----------------------------------------------------------------------------------------------------------

        Fixed-maturity securities with a fair value of $438 and $410 at December 31, 1999 and 1998, respectively, were on deposit with or in custody accounts on behalf of New York State Insurance Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                              1999               1998              1997
         -----------------------------------------------------------------------------------------------------------
         Fixed-maturity securities                               $ 8,147             $8,338              $6,342
         Other invested assets                                     7,476                830                   -
         Short-term investments                                    1,443                762                 477
         -----------------------------------------------------------------------------------------------------------
         Gross investment income                                  17,066              9,930               6,819
         -----------------------------------------------------------------------------------------------------------
         Investment expenses
                                                                    (122)              (144)               (102)
         -----------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                   $16,944             $9,786              $6,717
         ===========================================================================================================

         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $7,453 and $813 for the years ended December 31, 1999 and 1998, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                1999           1998               1997
         -----------------------------------------------------------------------------------------------------------
          NET INCOME                                               $ 5,738              $1,073          $   586
         -----------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE (LOSS) INCOME, NET OF TAX (BENEFITS):
            Unrealized holding (losses) gains arising
            during the year                                         (4,038)                820            1,176

              Less:
            Reclassification adjustment for realized
            (losses) gains included in net income                     (142)                463              500
         -----------------------------------------------------------------------------------------------------------
          Other comprehensive (loss) income                         (3,896)                357              676
         -----------------------------------------------------------------------------------------------------------
          COMPREHENSIVE INCOME                                    $  1,842              $1,430           $1,262
         ===========================================================================================================

         Other comprehensive (loss) income is reported net of income taxes (benefit) of $(1,088), $192, and $364 for 1999, 1998 and 1997,
         respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                               1999                1998               1997
         ----------------------------------------------------------------------------------------------------------
         Balance at January 1                                     $36,831             $28,364            $20,208
         Capitalization                                            15,604              14,515             11,684
         Amortization                                              (4,287)             (4,849)            (3,393)
         Effect of net unrealized losses (gains)
              on securities available-for-sale                      2,328              (1,199)              (135)
         ----------------------------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                                   $50,476             $36,831            $28,364
         ==========================================================================================================

6.       INCOME TAXES

         The components of income tax expense were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                               1999                1998              1997
         ----------------------------------------------------------------------------------------------------------
         Current expense (benefit)                                 $1,238             $  (577)             $339
         Deferred expense (benefit)                                 1,857               1,153               (29)
         ----------------------------------------------------------------------------------------------------------
         TOTAL EXPENSE                                             $3,095             $   576              $310
         ==========================================================================================================


         Components of the Company's net deferred tax liability are as follows:

         AS AT DECEMBER 31
         ($ thousands)                                                           1999                    1998
         -----------------------------------------------------------------------------------------------------------

         DEFERRED TAX ASSETS:
            Reserves                                                         $    708                 $   389
             Unrealized losses on securities available-for-sale                   963                       -
         -----------------------------------------------------------------------------------------------------------
         Gross deferred tax assets                                              1,671                     389
             Valuation allowance                                                                            -
                                                                                 (657)                      -
         -----------------------------------------------------------------------------------------------------------
         Net deferred tax assets                                                1,014                     389
         -----------------------------------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
            Deferred acquisition costs                                         (5,147)                 (2,203)
            Unrealized gains on securities available-for-sale                       -                    (784)
            Other                                                                (249)                 (1,017)
         -----------------------------------------------------------------------------------------------------------
         Total deferred tax liabilities                                        (5,396)                 (4,004)
         -----------------------------------------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITY                                           $(4,382)                $(3,615)
         ===========================================================================================================

         As of December 31, 1999, the Company had $3,128 of unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against capital gains. The Company believes that it is more likely than not that it will be unable to realize the benefit of the full deferred tax asset related to the net unrealized capital losses. The Company has therefore established a valuation allowance for the amount in excess of the available capital gains. The Company believes that it will realize the full benefit of its remaining deferred tax assets.

         The Company participates as a member of the MWLH-affiliated group, filing a consolidated federal income tax return. The Company files a separate New York State return. The method of allocation between the companies is subject to a tax-sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability (computed on a separate-return basis) bears to the tax liability of the consolidated group. The tax charge to the Company will not be more than the Company would have paid on a separate-return basis. Settlement of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which is settled periodically.

         The Company received a refund of $719 in 1999 and made tax payments of $1,121 and $531 in 1998 and 1997, respectively.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

         AS AT DECEMBER 31:
         ($ thousands)                                                                       1999              1998
         -----------------------------------------------------------------------------------------------------------
         AUTHORIZED, ISSUED AND OUTSTANDING:
             2,000,000 Common shares, par value $1                                         $2,000            $2,000
         -----------------------------------------------------------------------------------------------------------

         The net assets of the Company available for the Parent as dividends are generally limited to, and cannot be made except from, earned statutory-basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         The aggregate statutory capital and surplus of the Company at December 31, 1999 was $63,470 (1998, $62,881). The aggregate statutory net income (loss) of the Company for the year ended 1999 was $932; (1998, ($5,678); 1997, ($1,562)). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, nonadmitted asset balances, and reserves.

8.       REINSURANCE

         The Company has entered into reinsurance agreements with various reinsurers to reinsure any face amounts in excess of $100 for its traditional nonparticipating insurance products. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there have been no reinsurance recoveries under these agreements.

9.       RELATED-PARTY TRANSACTIONS

         The Company utilized various services provided by MLI and affiliates, such as legal, personnel, investment accounting and other corporate services. Prior to October 1, 1997, MLI and MNA charged the Company for those services. In the first nine months of 1997, MLI and MNA charged the Company approximately $623. Effective October 1, 1997, pursuant to a revised plan of operations, all intercompany expenses were billed through MLI. For the years ended December 31, 1999 and 1998, and for the fourth quarter of 1997, MLI billed the Company expenses of $6,391, $4,685 and $869, respectively. At December 31, 1999 and 1998, the Company had a net liability to MLI of $2,664 and $2,372, respectively, for those services.

         For the nine months ended September 30, 1997, the Company paid underwriting commissions to NASL Financial of $8,421. NASL Financial then reimbursed MWL for promotional agent services. Effective October 1, 1997, MSS replaced NASL Financial as underwriter. Thereafter, all commissions were paid to MSS by the Company, and MWL marketing services expenses were paid by MLI, who was then reimbursed by the Company. Underwriting commissions and marketing services expense of $19,575 and $17,838 was incurred during the years ended December 31, 1999 and 1998, respectively, and $4,431 was incurred during the fourth quarter of 1997. At December 31, 1999 and 1998, the Company had a net liability of $1,161 and $799, respectively, for these services.

         The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 6, 11 and 14 for additional related-party transactions).

10.      BORROWED MONEY

         The Company has an unsecured line of credit with State Street Bank and Trust in the amount of $5,000, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advances under the line of credit at December 31, 1999 and 1998.

11.      EMPLOYEE BENEFITS

     a)  RETIREMENT PLAN

         Prior to July 1, 1998, the Company and MNA participated in a noncontributory defined benefit pension plan (the Nalaco Plan) sponsored by MLI, covering its employees. A similar plan (the Manulife
         Plan) also existed for ManUSA. Both plans provided pension benefits based on length of service and final average earnings. Vested benefits are fully funded; current pension costs are funded as they accrue.

     a)  RETIREMENT PLAN (CONTINUED)

         Effective July 1, 1998, the Nalaco Plan was merged into the Manulife Plan as approved by the Board of Directors of MLI. The merged plan was then restated as a cash balance pension plan entitled "The Manulife Financial U.S. Cash Balance Pension Plan" (Cash Balance Plan). Participants in the two prior plans ceased accruing benefits under the old plan effective June 30, 1998, and became participants in the Cash Balance Plan on July 1, 1998. Also effective July 1, ManUSA became the sponsor of the Cash Balance Plan. Each participant who was a participant in one of the prior plans received an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the prior plan, using Pension Benefit Guaranty Corporation rates. Future contribution credits under the Cash Balance Plan vary by service, and interest credits are a function of interest rate levels. Pension benefits are provided to participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Cash Balance Plan is a life annuity, with various optional forms available.

         Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs relating to current service and amortization of experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the plan sponsor in 1999, 1998 or 1997 because the plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 1999, the projected benefit obligation based on an assumed interest rate of 7.5% was $47,124. The fair value of plan assets invested in ManUSA's general fund deposit administration insurance contracts was $86,777.

     b)  401(k) PLAN

         Prior to July 1, 1998, the Company also participated in a defined contribution plan sponsored by MNA, the North American Security Life 401(k) Savings Plan (NASL 401k), which was subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). A similar plan, the Manulife Financial 401K Savings Plan, also existed for employees of ManUSA. These two plans were effectively merged on July 1, 1998 into one defined contribution plan sponsored by ManUSA, as approved by the Board of Directors on March 26, 1998. The costs associated with the Plan were charged to the Company and were not material.

     c)  OTHER POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the other postretirement benefit plan of MNA which provides retiree medical and life insurance benefits to those who have attained age 55 with ten or more years of service. The plan provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered dependents reach age 65, Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage, and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

     c)  OTHER POSTRETIREMENT BENEFIT PLAN (CONTINUED)

         The other postretirement benefit cost of the Company, which includes the expected cost of post-retirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience is accounted for by the plan sponsor, ManUSA.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                                           1999                                   1998
                                       -----------------------------------------------------------------------------
                                               CARRYING              FAIR             CARRYING              FAIR
                                                 VALUE              VALUE               VALUE              VALUE
                                       -----------------------------------------------------------------------------

        Assets:
        Fixed-maturity securities             $122,301           $122,301            $125,088            $125,088
        Policy loans                               930                930                 552                 552
        Short-term investments                  41,311             41,311              10,032              10,032
        Cash and cash equivalents                7,093              7,093               5,946               5,946

        Liabilities:
        Policyholder liabilities and
        accruals                               130,808            126,272              94,492              91,113

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investment and Cash and Cash Equivalents: Carrying values approximate fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value or the cost the Company would incur to extinguish the liability.

13.      LEASES

         The Company leases office space under various operating lease agreements which will expire between 2000 and 2005. For the years ended December 31, 1999, 1998 and 1997 the Company incurred rent expense of $166, $95 and $84, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

                           YEAR ENDED             MINIMUM LEASE PAYMENTS
                           ---------------------------------------------
                              2000                       $  247
                              2001                          231
                              2002                          235
                              2003                          221
                              2004 and after                346
                           ---------------------------------------------
                              Total                      $1,280
                           ---------------------------------------------


14.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

15.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an average of the Trust's expenses (excluding the Equity Index Trust), which is approximately 0.949% on an annual basis. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.944%, 4.999% and 10.942%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and Index Trusts. In the absence of such expense reimbursements, the average of the Portfolios current expenses would have been
 .853% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of 0.949%, 4.994 % and 10.938%. The expense reimbursements for the Lifestyle Trusts and Index Trusts is expected to remain in effect during the fiscal year ended December 31, 2000. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for male non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed. Upon request, we will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, we may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                  0% Hypothetical                    6% Hypothetical                       12% Hypothetical
                              Gross Investment Return             Gross Investment Return               Gross Investment Return
                              -----------------------             -----------------------               -----------------------

  End Of     Accumulated   Policy        Cash      Death       Policy        Cash       Death       Policy         Cash        Death
  Policy    Premiums (2)    Value   Surrender    Benefit        Value   Surrender     Benefit        Value    Surrender      Benefit
Year (1)                            Value (3)                           Value (3)                             Value (3)
       1        6,258       4,614           0    500,000        4,926         272     500,000        5,238          584      500,000
       2       12,829       9,408       4,638    500,000       10,325       5,555     500,000       11,280        6,510      500,000
       3       19,728      14,071       7,549    500,000       15,900       9,378     500,000       17,881       11,358      500,000
       4       26,973      18,600      12,131    500,000       21,655      15,186     500,000       25,092       18,622      500,000
       5       34,579      22,988      16,568    500,000       27,585      21,165     500,000       32,965       26,545      500,000
       6       42,566      27,260      21,139    500,000       33,724      27,604     500,000       41,594       35,474      500,000
       7       50,953      31,379      25,559    500,000       40,042      34,222     500,000       51,018       45,198      500,000
       8       59,758      35,351      29,831    500,000       46,549      41,029     500,000       61,322       55,801      500,000
       9       69,004      39,167      34,164    500,000       53,245      48,242     500,000       72,587       67,584      500,000
      10       78,712      42,833      38,770    500,000       60,141      56,078     500,000       84,919       80,857      500,000
      15      135,039      58,654      58,654    500,000       97,678      97,678     500,000      166,713      166,713      500,000
      20      206,927      69,555      69,555    500,000      140,525     140,525     500,000      297,491      297,491      500,000
      25      298,676      74,597      74,597    500,000      189,682     189,682     500,000      508,663      508,663      681,608
      30      415,774      71,081      71,081    500,000      250,225     250,225     500,000      861,588      861,588    1,051,137
      35      565,224      56,234      56,234    500,000      324,604     324,604     500,000    1,432,677    1,432,677    1,661,905
      40      755,965       9,358       9,358    500,000      416,510     416,510     500,000    2,355,109    2,355,109    2,519,967
      45      999,404       0 (4)       0 (4)      0 (4)      540,717     540,717     567,753    3,852,122    3,852,122    4,044,728
      50    1,310,100                                         691,654     691,654     726,237    6,219,464    6,219,464    6,530,438
      55    1,706,636                                         871,306     871,306     914,871    9,968,285    9,968,285   10,466,699
      60    2,212,727                                       1,099,296   1,099,296   1,110,289   16,103,248   16,103,248   16,264,280
      65    2,858,642                                       1,405,429   1,405,429   1,405,429   26,507,445   26,507,445   26,507,445

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                    0% Hypothetical                 6% Hypothetical                      12% Hypothetical
                                Gross Investment Return         Gross Investment Return               Gross Investment Return
                                -----------------------         -----------------------               -----------------------

  End Of    Accumulated      Policy        Cash      Death    Policy        Cash     Death       Policy         Cash         Death
  Policy   Premiums (2)       Value   Surrender    Benefit     Value   Surrender   Benefit        Value    Surrender       Benefit
Year (1)                              Value (3)                        Value (3)                           Value (3)
       1          6,258       4,339           0    500,000     4,636           0   500,000        4,933          279       500,000
       2         12,829       8,864       4,094    500,000     9,735       4,964   500,000       10,642        5,871       500,000
       3         19,728      13,262       6,740    500,000    14,996       8,474   500,000       16,874       10,352       500,000
       4         26,973      17,530      11,061    500,000    20,423      13,954   500,000       23,680       17,211       500,000
       5         34,579      21,663      15,243    500,000    26,014      19,594   500,000       31,108       24,688       500,000
       6         42,566      25,658      19,538    500,000    31,773      25,652   500,000       39,220       33,100       500,000
       7         50,953      29,506      23,686    500,000    37,694      31,874   500,000       48,074       42,254       500,000
       8         59,758      33,210      27,690    500,000    43,787      38,267   500,000       57,749       52,229       500,000
       9         69,004      36,760      31,757    500,000    50,048      45,045   500,000       68,319       63,316       500,000
      10         78,712      40,160      36,097    500,000    56,487      52,425   500,000       79,881       75,819       500,000
      15        135,039      54,587      54,587    500,000    91,283      91,283   500,000      156,315      156,315       500,000
      20        206,927      63,733      63,733    500,000   130,266     130,266   500,000      277,926      277,926       500,000
      25        298,676      64,702      64,702    500,000   172,275     172,275   500,000      473,934      473,934       635,071
      30        415,774      54,076      54,076    500,000   220,935     220,935   500,000      800,978      800,978       977,193
      35        565,224      19,297      19,297    500,000   271,505     271,505   500,000    1,323,674    1,323,674     1,535,462
      40        755,965       0 (4)       0 (4)      0 (4)   323,239     323,239   500,000    2,163,917    2,163,917     2,315,392
      45        999,404                                      376,770     376,770   500,000    3,530,742    3,530,742     3,707,279
      50      1,310,100                                      447,717     447,717   500,000    5,677,780    5,677,780     5,961,669
      55      1,706,636                                      562,679     562,679   590,813    8,965,160    8,965,160     9,413,418
      60      2,212,727                                      708,438     708,438   715,522   14,245,783   14,245,783    14,388,241
      65      2,858,642                                      916,046     916,046   916,046   23,452,622   23,452,622    23,452,622

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical                   6% Hypothetical                      12% Hypothetical
                           Gross Investment Return           Gross Investment Return               Gross Investment Return
                           -----------------------           -----------------------               -----------------------

  End Of   Accumulated   Policy        Cash      Death    Policy        Cash       Death       Policy         Cash         Death
  Policy  Premiums (2)    Value   Surrender    Benefit     Value   Surrender     Benefit        Value    Surrender       Benefit
Year (1)                          Value (3)                        Value (3)                             Value (3)
       1      7,823       6,068         931    506,068     6,467       1,330     506,467        6,866        1,729       506,866
       2      16,036     12,281       7,144    512,281    13,460       8,323     513,460       14,688        9,551       514,688
       3      24,660     18,327      11,805    518,327    20,683      14,161     520,683       23,232       16,710       523,232
       4      33,716     24,203      17,734    524,203    28,138      21,669     528,138       32,563       26,094       532,563
       5      43,224     29,901      23,480    529,901    35,822      29,402     535,822       42,746       36,326       542,746
       6      53,208     35,447      29,326    535,447    43,770      37,649     543,770       53,893       47,773       553,893
       7      63,691     40,802      34,982    540,802    51,948      46,128     551,948       66,055       60,235       566,055
       8      74,698     45,971      40,451    545,971    60,367      54,847     560,367       79,333       73,813       579,333
       9      86,255     50,945      45,942    550,945    69,024      64,021     569,024       93,825       88,822       593,825
      10      98,391     55,727      51,665    555,727    77,929      73,866     577,929      109,652      105,590       609,652
      15     168,798     76,475      76,475    576,475   126,090     126,090     626,090      213,473      213,473       713,473
      20     258,658     91,036      91,036    591,036   179,839     179,839     679,839      374,542      374,542       874,542
      25     373,345     98,283      98,283    598,283   238,542     238,542     738,542      625,527      625,527     1,125,527
      30     519,718     95,526      95,526    595,526   303,669     303,669     803,669    1,036,656    1,036,656     1,536,656
      35     706,531     80,244      80,244    580,244   370,427     370,427     870,427    1,695,810    1,695,810     2,195,810
      40     944,956     33,279      33,279    533,279   416,388     416,388     916,388    2,736,588    2,736,588     3,236,588
      45   1,249,254      0 (4)       0 (4)      0 (4)   393,908     393,908     893,908    4,355,552    4,355,552     4,855,552
      50   1,637,625                                     265,640     265,640     765,640    6,901,236    6,901,236     7,401,236
      55   2,133,294                                      48,047      48,047     548,047   11,012,605   11,012,605    11,563,235
      60   2,765,909                                       0 (4)       0 (4)       0 (4)   17,698,215   17,698,215    18,198,215
      65   3,573,302                                                                       28,352,377   28,352,377    28,852,377

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                 0% Hypothetical                6% Hypothetical                    12% Hypothetical
                             Gross Investment Return        Gross Investment Return             Gross Investment Return
                             -----------------------        -----------------------             -----------------------

  End Of      Accumulated   Policy       Cash    Death    Policy        Cash     Death       Policy         Cash         Death
  Policy     Premiums (2)    Value  Surrender  Benefit     Value   Surrender   Benefit        Value    Surrender       Benefit
Year (1)                            Value (3)                      Value (3)                           Value (3)
       1        7,823        5,741       603   505,741     6,122         984   506,122        6,503        1,366       506,503
       2        16,036      11,634     6,497   511,634    12,758       7,620   512,758       13,928        8,790       513,928
       3        24,660      17,365    10,843   517,365    19,608      13,085   519,608       22,034       15,512       522,034
       4        33,716      22,933    16,464   522,933    26,675      20,206   526,675       30,883       24,414       530,883
       5        43,224      28,329    21,909   528,329    33,957      27,537   533,957       40,540       34,120       540,540
       6        53,208      33,553    27,432   533,553    41,459      35,339   541,459       51,079       44,959       551,079
       7        63,691      38,592    32,772   538,592    49,174      43,354   549,174       62,573       56,752       562,573
       8        74,698      43,450    37,930   543,450    57,111      51,590   557,111       75,115       69,595       575,115
       9        86,255      48,116    43,112   548,116    65,262      60,259   565,262       88,796       83,793       588,796
      10        98,391      52,592    48,530   552,592    73,639      69,576   573,639      103,728       99,665       603,728
      15       168,798      71,766    71,766   571,766   118,670     118,670   618,670      201,380      201,380       701,380
      20       258,658      84,410    84,410   584,410   168,078     168,078   668,078      351,970      351,970       851,970
      25       373,345      87,249    87,249   587,249   218,397     218,397   718,397      582,540      582,540     1,082,540
      30       519,718      77,236    77,236   577,236   269,369     269,369   769,369      955,522      955,522     1,455,522
      35       706,531      42,738    42,738   542,738   304,071     304,071   804,071    1,535,375    1,535,375     2,035,375
      40       944,956       0 (4)     0 (4)     0 (4)   300,022     300,022   800,022    2,434,218    2,434,218     2,934,218
      45     1,249,254                                   215,081     215,081   715,081    3,819,699    3,819,699     4,319,699
      50     1,637,625                                     0 (4)       0 (4)     0 (4)    5,963,914    5,963,914     6,463,914
      55     2,133,294                                                                    9,285,265    9,285,265     9,785,265
      60     2,765,909                                                                   14,493,491   14,493,491    14,993,491
      65     3,573,302                                                                   22,121,194   22,121,194    22,621,194

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                  0% Hypothetical                 6% Hypothetical                     12% Hypothetical
                              Gross Investment Return         Gross Investment Return              Gross Investment Return
                              -----------------------         -----------------------              -----------------------

  End Of      Accumulated  Policy        Cash    Death     Policy        Cash       Death      Policy        Cash       Death
  Policy     Premiums (2)   Value   Surrender  Benefit      Value   Surrender     Benefit       Value   Surrender     Benefit
Year (1)                            Value (3)                       Value (3)                           Value (3)
       1         15,850    10,719       3,338  500,000     11,479       4,099     500,000      12,242       4,861     500,000
       2         32,492    21,326      12,809  500,000     23,522      15,004     500,000      25,812      17,294     500,000
       3         49,966    31,488      15,573  500,000     35,810      19,896     500,000      40,502      24,587     500,000
       4         68,314    41,484      25,898  500,000     48,642      33,057     500,000      56,726      41,141     500,000
       5         87,580    51,334      36,095  500,000     62,064      46,825     500,000      74,676      59,437     500,000
       6        107,809    61,016      47,276  500,000     76,084      62,344     500,000      94,518      80,778     500,000
       7        129,049    70,373      60,067  500,000     90,575      80,269     500,000     116,313     106,007     500,000
       8        151,351    79,338      72,467  500,000    105,502      98,631     500,000     140,227     133,356     500,000
       9        174,768    87,962      84,526  500,000    120,942     117,507     500,000     166,565     163,130     500,000
      10        199,356    96,244      96,244  500,000    136,930     136,930     500,000     195,625     195,625     500,000
      15        342,015   137,090     137,090  500,000    233,281     233,281     500,000     405,562     405,562     500,000
      20        524,087   158,118     158,118  500,000    349,603     349,603     500,000     758,990     758,990     812,120
      25        756,463   116,302     116,302  500,000    497,599     497,599     522,479   1,329,629   1,329,629   1,396,111
      30      1,053,039     0 (4)       0 (4)    0 (4)    690,578     690,578     725,107   2,233,527   2,233,527   2,345,203
      35      1,431,554                                   921,344     921,344     967,411   3,665,818   3,665,818   3,849,109
      40      1,914,646                                 1,212,282   1,212,282   1,224,405   6,008,325   6,008,325   6,068,409
      45      2,531,208                                 1,598,716   1,598,716   1,598,716   9,977,343   9,977,343   9,977,343

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical               6% Hypothetical                 12% Hypothetical
                           Gross Investment Return       Gross Investment Return          Gross Investment Return
                           -----------------------       -----------------------          -----------------------

  End Of   Accumulated  Policy       Cash    Death    Policy        Cash    Death      Policy        Cash       Death
  Policy  Premiums (2)   Value  Surrender  Benefit     Value   Surrender  Benefit       Value   Surrender     Benefit
Year (1)                        Value (3)                      Value (3)                        Value (3)
      1       15,850    10,043    2,662    500,000    10,767      3,386   500,000      11,493       4,112     500,000
      2       32,492    19,894   11,376    500,000    21,971     13,454   500,000      24,140      15,622     500,000
      3       49,966    29,249   13,334    500,000    33,323     17,408   500,000      37,747      21,832     500,000
      4       68,314    38,097   22,511    500,000    44,815     29,230   500,000      52,411      36,826     500,000
      5       87,580    46,404   31,165    500,000    56,424     41,185   500,000      68,224      52,985     500,000
      6      107,809    54,139   40,399    500,000    68,127     54,386   500,000      85,296      71,555     500,000
      7      129,049    61,267   50,961    500,000    79,901     69,595   500,000     103,757      93,451     500,000
      8      151,351    67,732   60,861    500,000    91,707     84,836   500,000     123,747     116,876     500,000
      9      174,768    73,467   70,031    500,000   103,497    100,061   500,000     145,425     141,990     500,000
     10      199,356    78,400   78,400    500,000   115,223    115,223   500,000     168,992     168,992     500,000
     15      342,015    91,045   91,045    500,000   176,116    176,116   500,000     334,336     334,336     500,000
     20      524,087    68,272   68,272    500,000   233,653    233,653   500,000     627,378     627,378     671,294
     25      756,463     0 (4)    0 (4)      0 (4)   280,489    280,489   500,000   1,109,446   1,109,446   1,164,919
     30    1,053,039                                 309,027    309,027   500,000   1,868,383   1,868,383   1,961,802
     35    1,431,554                                 279,796    279,796   500,000   3,033,023   3,033,023   3,184,675
     40    1,914,646                                   0 (4)      0 (4)     0 (4)   4,902,888   4,902,888   4,951,917
     45    2,531,208                                                                8,156,332   8,156,332   8,156,332

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                6% Hypothetical                   12% Hypothetical
                             Gross Investment Return        Gross Investment Return           Gross Investment Return
                             -----------------------        -----------------------           -----------------------

  End Of  Accumulated      Policy       Cash    Death    Policy         Cash      Death     Policy        Cash       Death
  Policy     Premiums       Value  Surrender  Benefit     Value    Surrender    Benefit      Value   Surrender     Benefit
Year (1)          (2)              Value (3)                       Value (3)                         Value (3)
      1        18,816      13,396     5,020   513,396    14,317        5,941    514,317     15,240       6,864     515,240
      2        38,573      26,536    15,597   526,536    29,203       18,265    529,203     31,984      21,046     531,984
      3        59,317      39,074    23,159   539,074    44,322       28,407    544,322     50,011      34,097     550,011
      4        81,099      51,306    35,721   551,306    59,975       44,390    559,975     69,750      54,165     569,750
      5      103,970       63,255    48,017   563,255    76,203       60,964    576,203     91,391      76,152     591,391
      6       127,985      74,897    61,157   574,897    92,998       79,258    592,998    115,090     101,350     615,090
      7       153,200      86,047    75,741   586,047   110,188       99,882    610,188    140,852     130,546     640,852
      8       179,676      96,620    89,749   596,620   127,691      120,820    627,691    168,782     161,911     668,782
      9       207,476     106,668   103,233   606,668   145,563      142,127    645,563    199,137     195,702     699,137
     10       236,666     116,183   116,183   616,183   163,799      163,799    663,799    232,142     232,142     732,142
     15       406,022     160,965   160,965   660,965   268,509      268,509    768,509    459,141     459,141     959,141
     20       622,169     174,384   174,384   674,384   367,485      367,485    867,485    796,773     796,773   1,296,773
     25       898,033     101,857   101,857   601,857   392,786      392,786    892,786  1,238,460   1,238,460   1,738,460
     30     1,250,113       0 (4)     0 (4)     0 (4)   324,152      324,152    824,152  1,849,142   1,849,142   2,349,142
     35     1,699,467                                   180,985      180,985    680,985  2,783,113   2,783,113   3,283,113
     40     2,272,969                                     0 (4)        0 (4)      0 (4)  4,259,498   4,259,498   4,759,498
     45     3,004,918                                                                    6,335,418   6,335,418   6,835,418

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical               6% Hypothetical                 12% Hypothetical
                            Gross Investment Return       Gross Investment Return          Gross Investment Return
                            -----------------------       -----------------------          -----------------------

  End Of   Accumulated   Policy       Cash     Death    Policy       Cash     Death      Policy        Cash       Death
  Policy  Premiums (2)    Value  Surrender   Benefit     Value  Surrender   Benefit       Value   Surrender     Benefit
Year (1)                         Value (3)                      Value (3)                         Value (3)
      1       18,816     12,622      4,246   512,622    13,501      5,125   513,501      14,381       6,005     514,381
      2       38,573     24,911     13,973   524,911    27,444     16,505   527,444      30,085      19,146     530,085
      3       59,317     36,551     20,636   536,551    41,515     25,600   541,515      46,899      30,984     546,899
      4       81,099     47,518     31,933   547,518    55,683     40,098   555,683      64,898      49,313     564,898
      5      103,970     57,766     42,528   557,766    69,892     54,653   569,892      84,137      68,899     584,137
      6      127,985     67,249     53,509   567,249    84,082     70,342   584,082     104,677      90,937     604,677
      7      153,200     75,917     65,611   575,917    98,186     87,880   598,186     126,578     116,272     626,578
      8      179,676     83,696     76,825   583,696   112,108    105,237   612,108     149,881     143,010     649,881
      9      207,476     90,498     87,062   590,498   125,734    122,299   625,734     174,615     171,180     674,615
     10      236,666     96,232     96,232   596,232   138,941    138,941   638,941     200,808     200,808     700,808
     15      406,022    108,860    108,860   608,860   199,042    199,042   699,042     363,578     363,578     863,578
     20      622,169     79,310     79,310   579,310   226,694    226,694   726,694     576,892     576,892   1,076,892
     25      898,033      0 (4)      0 (4)     0 (4)   181,317    181,317   681,317     835,624     835,624   1,335,624
     30    1,250,113                                     8,829      8,829   508,829   1,127,886   1,127,886   1,627,886
     35    1,699,467                                     0 (4)      0 (4)     0 (4)   1,405,324   1,405,324   1,905,324
     40    2,272,969                                                                  1,610,654   1,610,654   2,110,654
     45    3,004,918                                                                  1,015,329   1,015,329   1,515,329

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING - an addition to the cost of insurance rate for insureds who do not meet at least the underwriting requirements of the standard risk class.


BUSINESS DAY - any day that the New York Stock Exchange is open for day-time trading. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined at the end of each Business Day.


CASH SURRENDER VALUE - the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

EFFECTIVE DATE - the date that we become obligated under the Policy and when the first monthly deductions are taken.

FIXED ACCOUNT - that part of the Policy Value which reflects the value the policyowner has in our general account.

GUIDELINE ANNUAL PREMIUM (GAP) - used to determine the proportion of premiums and the Policy Value attributable to an increase in Face Amount for the purpose of calculating the new Deferred Sales Charge after such increase.

INITIAL PREMIUM - at least 1/12 of the Target Premium. The Initial Premium must be received within 60 days after the policy date.

INVESTMENT ACCOUNT - that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.


ISSUE AGE - the age on the nearest birthday, at policy date, as shown in the Policy.


LOAN ACCOUNT - that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

MATURITY DATE - the Policy anniversary nearest the life insured's attained age 100.

MODIFIED POLICY DEBT - as of any date, the Policy Debt plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%.

MONTHLY NO LAPSE GUARANTEE PREMIUM - 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE - the Cash Surrender Value less Policy Debt.

NET POLICY VALUE - the Policy Value less the value in the Loan Account.

NET PREMIUM - amount of premium allocated to the Investment Accounts or Fixed Account. It equals gross premiums less the deduction for state, local and Federal taxes.


NO LAPSE GUARANTEE - our guarantee that the Policy will not go into default even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.


NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST - a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each policy month.

NO LAPSE GUARANTEE PERIOD - is the first 5 policy years for life insureds with an issue age up to and including age 85. It is not offered to life insureds whose Issue Age exceeds age 85.


NO LAPSE GUARANTEE PREMIUM - is a measure of premium used in determining compliance with the No Lapse Guarantee Cumulative Premium Test. The No Lapse Guarantee premium for each policyowner is set forth in the Policy.


PLANNED PREMIUM - the premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.



POLICY DATE - the date from which policy years, policy months and policy anniversaries are determined. Monthly deductions are due on the policy date. If a check for at least the Initial Premium accompanies the application, the policy date is the date the application and check are received at the Service Office. If an application accepted by us is not accompanied by a check for the Initial Premium, the policy will be issued with a policy date which is 7 days after issuance of the policy.


POLICY DEBT - as of any date, the aggregate amount of policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE - the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.


SELECT LOAN - a loan on which the differential between the interest credited and the interest charged is currently 0%; provided, however, if at some time in the future it is determined that the current differential could cause the loan to be treated as a taxable distribution under any applicable ruling, regulation or court decision, we have the right to increase the differential on all subsequent Select Loans either (i) to an amount that may be presented in such ruling, regulation or court decision that would result in the transaction being treated as a loan under Federal tax law or (ii) if no amount is prescribed, to an amount that we feel would be more likely to result in the transaction being treated as a loan under Federal tax law.


SELECT LOAN AMOUNT - the amount of any Select Loan.

SERVICE OFFICE - the office designated to service the Policies, which is shown on the cover page of this prospectus.


SURRENDER CHARGE PERIOD - the period (usually 15 years) following issuance of the Policy or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place.


TARGET PREMIUM - a premium amount used to measure the maximum deferred sales charge under a Policy. The Target Premium for the initial face amount is set forth in the Policy. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT - as of any date, the net Cash Surrender Value at the previous anniversary multiplied by 10%.

                                     PART II
                                OTHER INFORMATION

UNDERTAKINGS

Undertaking to File Reports.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940, as amended.

The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Rule 484 Undertaking.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.


Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.


Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


         The facing sheet;
         The Prospectus, consisting of 77 pages;
         Undertaking to file reports;
         Representation pursuant to Section 26 of the Investment Company Act of 1940;
         Rule 484 Undertaking;
         The signatures;
         Written consents of the following persons:
A.       Opinion and Consent of Actuary
B.       Ernst & Young LLP

The following exhibits are filed as part of this Registration Statement:

     1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

         A(1) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I were previously filed in the Registrant's initial registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.

         A(2)             Not applicable.

         A(3)(a) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit
                          (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(3)(b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(3)(c)          Not applicable.

         A(4)             Not applicable.

         A(5) Form of Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(6)(a)(i)       Declaration of Intention and Charter of First North
                          American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form
                          N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of
                          New York Separate Account A.

         A(6)(a)(ii)      Certificate of amendment of the Declaration of
                          Intention and Charter of First North American Life
                          Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number
                          33-46217, filed February 25, 1998 on behalf of The
                          Manufacturers Life Insurance Company of New York
                          Separate Account A.

         A(6)(a)(iii)     Certificate of amendment of the Declaration of
                          Intention and Charter of The Manufacturers Life
                          Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form
                          N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of
                          New York Separate Account A.

         (A)(6)(b) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit
                          (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(7)             Not applicable.

         A(8)(a) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(8)(b) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(8)(c) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(9)             Not applicable.

         A(10)(a) Form of Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(10)(b) Form of supplement to the Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

     2.  Consents of the following:

         A Opinion and consent of Tracy A. Kane, Esq., Secretary and Counsel of The Manufacturers Life Insurance Company of New York (incorporated by reference to Exhibit 2 to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B).


          B Consent of Brian Koop, Actuary, of The Manufacturers Life Insurance Company of New York (filed herewith)



          C               Consents of Ernst & Young LLP (filed herewith)

     3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

     4.   Not applicable.

     5.   Not applicable.

     6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies is incorporated by reference to the Registrant's registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.

     7.   (a)   Powers of Attorney are incorporated by reference to Exhibit
                A(8)(a) to pre-effective amendment No. 1 to a Registration
                Statement on Form S-6, file number 333-33351, filed on March 16,
                1998 on behalf of The Manufacturers Life Insurance Company of
                New York Separate Account B.

          (b) Power of Attorney, James O'Malley and Thomas Borshoff - previously filed as Exhibit (b)(14)(b) to post-effective amendment no. 6 to Registration Statement on Form N-4, File, No. 33-79112, filed March 2, 1999.


          (c) Power of Attorney, James D. Gallagher and James R. Boyle - incorporated by reference to Exhibit (7)(iii) to pre-effective amendment no. 1 to the Registration Statement on Form S-6, File No. 333-83023, filed November 1, 1999.



          (d)   Power of Attorney, Robert Cook - previously filed as Exhibit
                (b)(14)(d) to post-effective amendment no. 8 to Registration Statement on Form N-4, File, No. 33-79112, filed February 25, 2000.

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

2B Consent of Brian Koop, Actuary of The Manufacturers Life Insurance Company of New York


2C           Consents of Ernst & Young LLP

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 the registrant, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK, certify that the registrant meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Boston, and Commonwealth of Massachusetts, on the 27th day of April, 2000.



                                          THE MANUFACTURERS LIFE INSURANCE
                                            COMPANY OF NEW YORK SEPARATE
                                            ACCOUNT B
                                                      (Registrant)

                                          By: THE MANUFACTURERS LIFE INSURANCE
                                                COMPANY OF NEW YORK
                                                      (Depositor)


                                           By:  /s/ JAMES D. GALLAGHER
                                                ---------------------------
                                                James D. Gallagher
                                                President



Attest


/s/ GRETCHEN SWANZ
------------------------
Gretchen Swanz
Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of l933, this registration statement has been signed by the following persons in the capacities indicated on this 27th day of April, 2000.

SIGNATURE                                 TITLE


/s/ JAMES D. GALLAGHER                    Director and President
-------------------------------           (Principal Executive Officer)
James D. Gallagher

*                                         Chairman of the Board
-------------------------------           of Directors
John D. DesPrez, III

*                                         Director
-------------------------------
Ruth Ann Fleming

*                                         Director
-------------------------------
Neil M. Merkl

*                                         Director
-------------------------------
Thomas Borshoff

*                                         Director
-------------------------------
James K. Robinson

*                                         Director
-------------------------------
James Boyle

*                                         Director
-------------------------------
Bruce Avedon

*                                         Director
-------------------------------
James O'Malley

*                                         Director
-------------------------------
Robert Cook


/s/ DAVID W. LIBBEY                       Treasurer (Principal Financial and
-------------------------------           Accounting Officer)
David W. Libbey


*By:     /s/ DAVID W. LIBBEY
         -------------------------------
         David W. Libbey
         Attorney-in-Fact Pursuant
         to Powers of Attorney